                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                  Wiltek, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                                                              PRELIMINARY COPIES

                                  WILTEK, INC.
                              542 WESTPORT AVENUE
                           NORWALK, CONNECTICUT 06851

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

     The Annual Meeting of Shareholders of Wiltek, Inc. will be held at
[                              ], New York, New York, on Thursday, July 15, 1999
at 10:00 a.m., for the following purposes:

     1. To elect five directors to serve until the next Annual Meeting of Shareholders and until their successors are elected and have qualified.

     2. To consider and approve the formation of E-Sync Networks, Inc., a Delaware corporation and a wholly-owned subsidiary of the Corporation, and the merger of the Corporation with and into E-Sync Networks, Inc., with the effect of (i) changing the name of the Corporation, (ii) changing the state of incorporation of the Corporation and (iii) amending the Certificate of Incorporation and By-laws of the Corporation.

     3. To consider and approve the adoption of the Corporation's 1999 Long-Term Incentive Plan.

     4. To consider and act upon such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     The date fixed by the Board of Directors as the record date for the determination of the shareholders entitled to notice of and to vote at said Annual Meeting or any adjournment or adjournments thereof is the close of business on May 13, 1999.

     Each shareholder has and may assert dissenters' rights with respect to the Reincorporation, and thereby obtain payment of the fair value of such holder's shares, as provided under Sections 33-855 to 33-872, inclusive, of the Connecticut General Statutes, as amended. The right of any such holder to exercise such rights is contingent upon strict compliance with the requirements set forth in the applicable provisions of such sections. A complete copy of Sections 33-855 to 33-872 of the Connecticut General Statutes, as amended, is attached as Exhibit A.

                                        By Order of the Board of Directors,

                                        Walter R. Keisch
                                        Secretary

Dated: June 24, 1999

     SHAREHOLDERS, WHETHER OR NOT THEY EXPECT TO ATTEND THE MEETING PERSONALLY, ARE REQUESTED TO DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. SHAREHOLDERS WHO HAVE RETURNED THEIR PROXIES, BUT WHO ATTEND THE MEETING IN PERSON MAY VOTE AT THE MEETING, IF THEY WISH.

                                  WILTEK, INC.
                              542 WESTPORT AVENUE
                           NORWALK, CONNECTICUT 06851

                                PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                                 JULY 15, 1999

                     SOLICITATION AND REVOCATION OF PROXIES

     This proxy statement is furnished in connection with the solicitation of proxies by the Directors of Wiltek, Inc. (the "Corporation") for use at its Annual Meeting of Shareholders, to be held on July 15, 1999 at
                              , New York, New York, and will be mailed to
shareholders on or about June 24, 1999.

     The Annual Meeting is called for the purposes of (i) electing directors,
(ii) considering and voting upon the reincorporation of the Corporation as a Delaware corporation under the name E-Sync Networks, Inc., through the merger of the Corporation with and into E-Sync Networks, Inc. ("E-Sync Networks"), and certain amendments to the Corporation's Certificate of Incorporation and By-laws, (iii) considering and voting upon the Corporation's 1999 Long-Term Incentive Plan, and (iv) conducting such other business as may properly come before the meeting. Any proxy given pursuant to this solicitation may be revoked by the person executing the same by written instruction given to the Secretary of the Corporation at any time prior to its exercise; by filing a later dated proxy with the Secretary; or by voting at the meeting, but mere attendance at the meeting will not effect such a revocation.

     Solicitation of proxies by management will be made by mail and also may be made by telephone and personal solicitation by the Corporation's officers, Directors or regular employees, who will receive no remuneration therefor. The cost of such solicitation will be borne by the Corporation. In addition, the Corporation will request banks, brokers or other persons holding shares in their names or the names of their nominees to distribute proxies, proxy material and annual reports to the beneficial owners of such shares, and will reimburse such persons for their reasonable out-of-pocket expenses incurred in making such distribution.

     A copy of the Corporation's Annual Report to Shareholders on Form 10-KSB (as amended by Form 10-KSB/A-1) containing certified financial statements for the fiscal year ended October 31, 1998 and management's discussion and analysis, is included herewith, but is not to be considered as a part of the proxy soliciting materials.

                                 VOTING RIGHTS

     Only holders of shares of Common Stock and Preferred Stock of record at the close of business on May 13, 1999 are entitled to vote at the meeting. On that date, there were 3,987,128 shares of Common Stock outstanding and entitled to vote, each such share having one vote, and 1,000,000 shares of Preferred Stock outstanding and entitled to vote, each such share having 2.5 votes (the number of votes that the holder of such share would be entitled to cast had such holder converted such share into Common Stock on the record date). There are no cumulative voting rights. The holders of a majority of the outstanding shares entitled to vote, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes are counted for purposes of determining the number of shares represented at the Annual Meeting, but are deemed not to have voted on the proposals. Broker non-votes occur when a broker nominee, holding shares in street name for the beneficial owner thereof, has not received voting instructions from the beneficial owner and does not have discretionary authority to vote. The Election of Directors requires the affirmative vote of a plurality of the votes cast by the shares entitled to vote in the election. The Reincorporation requires the approval by each voting group entitled to vote separately by a majority of all the votes entitled to be cast by each separate voting group. The 1999 Long-Term Incentive Plan requires the affirmative vote of a majority of shares voting. All properly executed proxies received at or prior to the meeting will be voted pursuant to the instructions set forth therein, and, if no instructions are given, will be VOTED FOR ALL management proposals.

                                  PROPOSAL 1:

         INFORMATION WITH RESPECT TO NOMINEES FOR ELECTION AS DIRECTORS

     The following paragraphs set forth the slate of nominees proposed for election as Directors; the present principal occupation, including position, if any, with the Corporation, of each nominee; and his age and his business experience during the past five years. With the exception of Nathan Gantcher, all nominees proposed for election as Directors are currently Directors of the Corporation. The paragraphs below are based in part on information received from the respective nominees and in part from the records of the Corporation.

     PETER J. BONI, 53, currently is Chairman of the Board of SageMaker, Inc., and as of February 1, 1999, he also became President and Chief Executive Officer of Prime Response, Inc. From 1998 to 1999, he worked as an independent consultant. In 1993, Mr. Boni joined Bachman Information Systems, where he served as President and Chief Executive Officer until 1998. In 1996, Bachman Information Systems merged with Cadre Technologies and changed its name to Cayenne Software. Cayenne Software was acquired by Sterling Software in 1998. Mr. Boni was appointed as a Director of Wiltek on January 28, 1999.

     NATHAN GANTCHER, 58, is Vice Chairman of CIBC World Markets Corp., the USA
section 20 broker dealer of Canadian Imperial Bank of Commerce. Mr. Gantcher is also a Senior Vice President of CIBC and a member of the CIBC World Markets Executive Board and Co-Chairman of its USA Management Committee. From 1968 until 1997, Mr. Gantcher was employed at Oppenheimer & Co., Inc., where he was named Executive Vice President in 1980 and President and Co-CEO in 1983, which positions he held until Oppenheimer was acquired by CIBC in November 1997. Mr. Gantcher is Chairman of the Board of Trustees of Tufts University. He is a member of the Board of Overseers at the Columbia University School of Business and Chairman of its Nominating Committee. Mr. Gantcher is also a member of the Council on Foreign Relations, a Director of Mack-Cali Realty Corp., a Senior Advisor of RRE Investors, and a former governor of the American Stock Exchange.

     STEPHEN D. GRUBBS, 47, is Executive Vice President, Director of National TV Buying and Program Development and a member of the Board of Directors of BBDO New York. Mr. Grubbs joined BBDO in 1977 and was appointed Director of National TV Buying and Program Development in 1986. In 1995, he was named a member of the Board of Directors of BBDO New York and was elected Executive Vice President in 1996. Mr. Grubbs serves on the Board of Directors of Advertising Information Services and is a former Chairman of the American Association of Advertising Agencies' Network TV Committee. Mr. Grubbs was elected as a Director of Wiltek on May 27, 1999 in order to fill an existing vacancy on the Board.

     JOHN C. MAXWELL, III, 40, is the Managing Director of the New York based venture fund CECAP. From 1996 to 1997, he was the Vice President of Business Development and Market Research for the Advanced Technology and Corporate Development Group of Compaq Computer Corporation where he headed mergers and acquisitions, and established Compaq's venture capital effort. Prior to joining Compaq, Mr. Maxwell was Managing Director of the Research/Investment Banking Boutique at SoundView Financial Group, where he served from 1990 to 1996. He also served as Vice President for Dillon Read & Co., one of Wall Street's leading investment banking firms. Mr. Maxwell serves on the Board of Directors of E-Certify, PCSat, and CompuCom Systems, Inc. Mr. Maxwell was appointed Chairman of the Board and Chief Executive Officer of Wiltek on January 28, 1999.

     DAVID S. TEITELMAN, 42, joined the Corporation in 1982 and served in a variety of positions including software engineering, operations and systems engineering, where he gained extensive experience in communication and directory protocols and authored messaging systems across a broad range of environments. He became Manager of Systems Engineering in 1986 and Director of Marketing and Systems Engineering in 1994. In 1995, he was selected to become President and Chief Executive Officer of the Corporation. He was appointed to Wiltek's Board of Directors in 1997.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors recommends voting in favor of the slate of nominees proposed for election as Directors. Proxies solicited by the Board of Directors will be voted FOR the nominees unless shareholders specify otherwise. Such nominees, if elected, will hold office until the next Annual Meeting of Shareholders and until their respective successors shall have been duly elected and qualified. It is not anticipated that any of the nominees will be unavailable to serve as a Director of the Corporation, but if that contingency should arise prior to the election, the persons named in the accompanying proxy, when voting at the meeting, are authorized to substitute another person chosen by the Corporation's Board of Directors.

               INFORMATION REGARDING THE BOARD AND ITS COMMITTEES

     There are currently two committees of the Board of Directors, an Audit Committee and a Compensation Committee. The Board of Directors does not have a Nominating Committee. The Audit Committee, of which Graeme MacLetchie is the sole member, recommends to the Board of Directors the engagement of the independent accountants and reviews with the independent accountants the scope and results of the audit, the Corporation's internal accounting system and the recommendations of the independent accountants with respect to accounting matters. The Committee met once during fiscal 1998. Mr. MacLetchie is not a nominee for reelection to the Board of Directors. The Compensation Committee, of which Graeme MacLetchie is the sole member, determines executive salary and bonuses. The Committee met once during fiscal 1998. The Board intends to elect new members to these committees at the Annual Meeting of Directors following the Annual Meeting of Shareholders.

     During the 1998 fiscal year, the Board of Directors held five meetings. All of the Directors attended 100% of the meetings, except F. Spencer Pooley, who resigned as a Director on January 28, 1999, who attended 40% of the meetings.

     Through June 10, 1998, Directors of the Corporation who are not full-time employees received a fee of $500 per quarter for their services as director, payable in advance, and were entitled to reimbursement of expenses for attendance at meetings. Commencing with the September 29, 1998 meeting and through the April 26, 1999 meeting, in lieu of the quarterly payment, non-employee directors received a fee of $1,500 per meeting they attended, and the Chairman was entitled to received a fee of $2,500 per meeting he attended. On May 27, 1999, the Board approved a fee of $1,000 (plus reimbursement for travel expenses) for attendance by non-employee directors at regularly scheduled meetings, in lieu of the prior fee, effective with the next regularly scheduled meeting.

                             EXECUTIVE COMPENSATION

     The following table sets forth information with respect to cash compensation, paid or accrued by the Corporation for its last three fiscal years each ended October 31, to its executive officers whose aggregate cash and cash equivalent forms of remuneration in fiscal 1998 exceeded $100,000.

                              ANNUAL COMPENSATION

                           SUMMARY COMPENSATION TABLE

                                                                                       LONG TERM
                                                    ANNUAL COMPENSATION               COMPENSATION
                                           -------------------------------------    ----------------
                                                                     ALL OTHER      SHARES OF COMMON
                                                                       ANNUAL       STOCK UNDERLYING
                                                                    COMPENSATION       OPTIONS(#)
NAME AND PRINCIPAL POSITION        YEAR    SALARY($)    BONUS($)        (1)               (2)
---------------------------        ----    ---------    --------    ------------    ----------------
David S. Teitelman...............  1998     160,000      40,982        1,663             50,000(3)
  President & CEO                  1997     118,333      34,200(4)     3,853                 --
                                   1996     108,603      23,320(5)       460                 --
William P. Bunce(6)..............  1998     106,667      15,480           --             25,000(3)
  Vice President, Marketing        1997     110,052      25,501(7)        --                 --
                                   1996      72,031      18,811           --                 --
Kevin P. Carathanasis............  1998     106,667      20,491           --             25,000(3)
  Vice President, Messaging
     Services                      1997      85,625      20,650(8)        --                 --
                                   1996      44,000          --           --             50,000(9)
David P. Holst-Grubbe(10)........  1998     115,000      32,412          733             25,000(3)
  Vice President, Sales            1997      85,487      70,098(11)       --             50,000(12)
                                   1996      14,296      19,186(13)       --                 --

---------------
 (1) Represents compensation related to personal use of corporate vehicles.

 (2) All options expire on the earlier of the expiration date or 90 days from the termination of employment with the Corporation.

 (3) Represents options currently exercisable at a price of $0.87 per share. Options expire December 30, 2007.

 (4) Includes $15,000 representing the fair market value of stock accrued in fiscal 1997 and granted in fiscal 1998 to Mr. Teitelman.

 (5) Includes $13,320 representing the fair market value of stock accrued in fiscal 1996 and granted in fiscal 1997 to Mr. Teitelman.

 (6) Mr. Bunce ceased to be an officer of the Corporation effective September 30, 1998 and left the Corporation's employ on January 31, 1999.

 (7) Includes $10,325 representing the fair market value of stock accrued in fiscal 1997 and granted in fiscal 1998 to Mr. Bunce.

 (8) Includes $10,325 representing the fair market value of stock accrued in fiscal 1997 and granted in fiscal 1998 to Mr. Carathanasis.

 (9) Represents options currently exercisable at a price of $0.56 per share. Options expire June 17, 2006.

(10) Mr. Holst-Grubbe left the Corporation's employ on February 8, 1999.

(11) Includes $1,823 representing the fair market value of stock accrued in fiscal 1997 and granted in fiscal 1998 to Mr. Holst-Grubbe.

(12) Represents options currently exercisable at a price of $0.25 per share. Options expire December 20, 2006.

(13) Includes $3,436 representing the fair market value of stock accrued in fiscal 1996 and granted in fiscal 1997 to Mr. Holst-Grubbe.
                            ------------------------

     125,000 shares of common stock were granted from the 1994 Employee's Stock Option Plan to four of the Executive Officers of the Corporation during the Fiscal Year ended October 31, 1998 and no Executive Officer of the Corporation had any "in the money" options at the end of said Fiscal Year. There are in effect employment agreements effective January 1, 1999, with Messrs. Teitelman, Carathanasis, Holst-Grubbe and

Walter Keisch, the Corporation's Chief Financial Officer and an executive officer of the Corporation, providing for employment for one year from January 1, 1999, at an annual base compensation of $168,000 for Mr. Teitelman, $120,000 for Mr. Keisch, $120,000 for Mr. Holst-Grubbe, and $110,000 for Mr. Carathanasis. These agreements are terminable, but except for certain circumstances, upon such termination the officer will be entitled to severance payments equal to one-half to one and one-half times their annual base compensation rate at termination. The employment agreements do not preclude the payment of bonuses in addition to the specified base compensation.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                         INDIVIDUAL GRANTS
-------------------------  -----------------------------------------------------------------------------
           (A)                     (B)                  (C)               (D)                 (E)
                            NUMBER OF SHARES        % OF TOTAL
                             OF COMMON STOCK      OPTIONS GRANTED
                           UNDERLYING OPTIONS     TO EMPLOYEES IN    EXERCISE PRICE
          NAME                GRANTED(#)(2)         FISCAL YEAR        ($/SHARE)        EXPIRATION DATE
          ----             -------------------    ---------------    --------------    -----------------
David S. Teitelman.......        50,000                25.6%             $0.87         December 30, 2007
William P. Bunce(1)......        25,000                12.8%             $0.87               May 1, 1999
Kevin Carathanasis.......        25,000                12.8%             $0.87         December 30, 2007
David P.                         25,000                12.8%             $0.87               May 9, 1999
  Holst-Grubbe(3)........

---------------
(1) Mr. Bunce ceased to be an officer of the Corporation effective September 30, 1998 and left the Corporation's employ on January 31, 1999.

(2) Options were issued on December 30, 1997 and became fully exercisable on December 30, 1998.

(3) Mr. Holst-Grubbe left the Corporation's employ on February 8, 1999.
                                ---------------

                      AGGREGATED OPTION EXERCISES IN LAST
                      FISCAL YEAR AND FY-END OPTION VALUES

                                                           NUMBER OF SHARES
                                                            OF COMMON STOCK
                                                        UNDERLYING UNEXERCISED      VALUE OF UNEXERCISED
                                                         OPTIONS AT FY-END(#)           IN-THE MONEY
                                                       -------------------------     OPTIONS AT FY-END
NAME                                                   EXERCISABLE/UNEXERCISABLE         ($)(1)(2)
----                                                   -------------------------    --------------------
David S. Teitelman...................................       101,000/50,000                $15,630
William P. Bunce(3)..................................             0/25,000                     --
Kevin P. Carathanasis................................        50,000/25,000                     --
David P. Holst-Grubbe................................        50,000/25,000                $ 7,815

---------------
(1) Based on last trade price as of October 31, 1998, being $0.41.

(2) All In-the Money options were fully exercisable at fiscal year-end.

(3) Mr. Bunce ceased to be an officer of the Corporation effective September 30, 1998.

                             EMPLOYEE BENEFIT PLANS

                              401(k) PENSION PLAN

     The Wiltek, Inc. 401(k) Pension Plan, adopted as of November 1, 1985, is available to all employees who have been in the Corporation's employ for six months. Each participant in the plan may elect to contribute up to 15% of his or her compensation pursuant to a Salary Reduction Agreement. Contributions by the one-third most highly compensated participants may be limited to less than 15% in accordance with statutory restrictions of 401(k) plans. The Corporation may, in its sole discretion, elect to make a matching contribution of up to two-thirds of each participant's contribution. Each participant directs the investment of the contributions for his or her account in shares of one or more of four Phoenix Series funds. Upon retirement or termination of employment, the full value of the shares in such participants' account is paid in cash to the participant in a single lump sum. In the event of the death of a participant, the payment is made to his or her designated beneficiary, if any, who may elect payment to be made in the form of an annuity.

                            OTHER STOCK OPTION PLANS

1983 AND 1988 STOCK OPTIONS

     No shares of the Common Stock of the Corporation are reserved for issuance pursuant to the 1983 Stock Option Plan, (the "1983 Plan"), which expired June 8, 1988. All remaining option grants under the plan expired during fiscal 1998. An aggregate of 11,500 shares of the Common Stock of the Corporation is reserved for issuance pursuant to the 1988 Stock Option Plan, (the "1988 Plan"), which expired June 6, 1993. Since both of these plans had expired prior to the commencement of Fiscal 1998, no options were available for grant during the Fiscal Year ended October 31, 1998.

     Under both the 1983 and 1988 Plans, the Board of Directors, acting upon the recommendation of the Compensation Committee, composed of Directors not eligible to receive options, granted options for the purchase of shares at an option price not less than the fair market value at date of grant. Upon exercise under either Plan, the full purchase price is to be paid in cash except that, if so authorized in writing in advance by the Committee, payment may also be made in outstanding shares of Wiltek common stock, or a combination of shares and cash.

     Options issued under both Plans are either incentive stock options ("ISOs") or nonqualified stock options ("NQSOs"); have option terms of 10 years or less, and are non-transferable, except by testamentary disposition or the laws of descent and distribution. While NQSOs may be exercised in full or in part at any time, ISOs may not be exercised for a period of one year after the date of grant and expire unless exercised within three months (or in the case of death or disability, one year) following termination of employment. NQSOs expire ten days later than ISOs. Under the 1988 Plan, grants of options to any one employee which first become exercisable in any given calendar year were limited to stock having a fair market value, at the date of grant, of no more than $100,000.00.

NO STOCK OPTIONS EXERCISED UNDER '83 AND '88 PLANS

     No options were exercised by any officers and/or employees during the three year period ending October 31, 1998. As of October 31, 1998, there were no options outstanding at an exercise price lower than the fair market value of the stock and no options granted by the Corporation have been repriced during the last completed fiscal year.

1994 STOCK OPTIONS

     The 1994 Employees' Stock Option Plan authorizing 750,000 shares and 1994 Non-Employee Directors'/Officers' Stock Option Plan authorizing 100,000 shares were approved by the shareholders at the annual meeting held on March 28, 1995.

     An aggregate of 606,800 shares and 70,000 shares of common stock of the Corporation is reserved for issuance pursuant to the 1994 Employees' Stock Option Plan and the 1994 Non-Employee Directors'/ Officers' Stock Option Plan respectively. The 1994 Plans expire on August 23, 1999.

     Both Plans were created to give a proprietary interest in the Corporation to those key employees, and present and future Directors/Officers who are not employees but whose performance strongly influences the Corporation's success, to stimulate their efforts on behalf of the shareholders and the Corporation, to retain their services, and to attract to the Corporation other individuals of outstanding ability.

     The Plan authorizes the Compensation Committee, composed of Directors ineligible to receive options, to grant options, through August 23, 1999, to eligible employees and non-employees (the Directors/Officers) at a purchase price not less than the fair market value at the date of the grant. Options granted under the Plans may be in the form of Incentive Stock Options ("ISOs"), or options which do not qualify as ISOs ("NQSOs"). Grants of options to any one employee which, under the terms of the Plans, first become exercisable in any given calendar year may not be made with respect to stock having a fair market value, at the date of grant, of more than $100,000.

     Upon exercise of any option, the full purchase price is to be paid in cash, except that, if so authorized in advance by the Committee, payment may be made in outstanding shares of Wiltek, Inc. stock, or in a combination of such shares and cash.

     The option term under the 1994 Plans may not exceed a period of 10 years. While NQSOs may be exercised in full or in part at any time, ISOs may not be exercised for a period of one year after the date of grant and no employee may exercise in any one calendar year, ISOs exercisable for the first time, with respect to stock having a fair market value of more than $100,000. ISOs terminate unless exercised within three months following termination of employment, except that if the termination is for disability or death the period is one year. NQSOs terminate ten days later than ISOs. Options are non-transferable, except by testamentary disposition or the laws of descent and distribution. Upon the expiration or termination of an option, the shares which were set aside for the exercise of such option again become available for the grant of new options thereon until the expiration date of the plans.

STOCK OPTIONS EXERCISED UNDER THE 1994 PLANS

     48,000 shares of common stock were exercised during fiscal year 1998 under the 1994 option plans. As of October 31, 1998, 396,800 shares of employee and 35,000 shares of non-employee options were outstanding at an exercise price lower than the fair market value of the stock. No options granted by the Corporation have been repriced during the last completed fiscal year.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of June 4, 1999, the shares of Common Stock beneficially owned by (a) each person who is known by the Corporation to be the beneficial owner of 5% or more of the outstanding Common Stock of the Corporation and (b) Management, including: each director and nominee for director; each executive officer during fiscal 1998 and as of June 4, 1999 and all officers and directors as a group.

                                  COMMON STOCK

                                                            AMOUNT AND NATURE                 % OF
         NAME AND ADDRESS OF BENEFICIAL OWNER            OF BENEFICIAL OWNERSHIP            CLASS(1)
         ------------------------------------            -----------------------            --------
Commercial Electronics Capital Partnership, L.P........         1,183,040(2)(3)               23.4%
  c/o Commercial Electronics, L.L.C.
  375 Park Avenue, Suite 1604
  New York, New York 10152
Electronics Investments, L.L.C.........................         1,183,040(4)                  23.4%
  c/o Commercial Electronics, L.L.C.
  375 Park Avenue, Suite 1604
  New York, New York 10152
Commercial Electronics, L.L.C. ........................         3,549,120(2)(5)               50.3%
  375 Park Avenue, Suite 1604
  New York, New York 10152
Michael P. Schulhof....................................         4,732,160(6)                  58.7%
  c/o Commercial Electronics, L.L.C.
  375 Park Avenue, Suite 1604
  New York, New York 10152

                                                            AMOUNT AND NATURE                 % OF
         NAME AND ADDRESS OF BENEFICIAL OWNER            OF BENEFICIAL OWNERSHIP            CLASS(1)
         ------------------------------------            -----------------------            --------
John C. Maxwell, III...................................           116,000(7)(11)(16)           2.9%
  c/o Commercial Electronics, L.L.C.
375 Park Avenue, Suite 1604
New York, New York 10152
Peter J. Boni..........................................                 0(7)                     *
  138 Marlborough Street
  Boston, MA 02116
Graeme MacLetchie......................................           338,439(7)(9)(10)            8.3%
  1 Dunham Place
  Irvington, New York 10533
Stephen D. Grubbs......................................                 0(7)                     *
  c/o BBDO New York
  1285 Avenue of the Americas
  New York, NY 10019
Nathan Gantcher........................................                 0(8)                     *
  c/o CIBC World Markets Corp.
  One World Financial Center
  200 Liberty Street
  New York, NY 10281
David S. Teitelman.....................................           258,341(7)(11)(12)           6.1%
  14 Clinton Street
  Fairfield, Connecticut 06430
David Holst-Grubbe.....................................            91,513(11)(13)(14)          2.3%
  38 Suncrest Court
  Torrington, CT 06790
William P. Bunce.......................................           112,400(11)(15)(16)          2.8%
  389 Washington Avenue
  Glencoe, IL 60022
Kevin P. Carathanasis..................................           101,868(11)(17)              2.5%
  8515 Manassas Road
  Tampa, FL 60022
Walter R. Keisch.......................................            75,000(11)(18)(19)          1.8%
  27 Christianna Drive
  Monroe, CT 06468
Peter Cincogrono.......................................                 0(11)(20)                *
  135 Tower Road
  Middlebury, CT 06762
Philip S. Baden........................................                 0(11)(21)                *
  45 Skyview Drive
  Stamford, CT 06902
All executive officers and directors as a group (9              1,093,561                     25.1%
  persons).............................................

                            SENIOR CONVERTIBLE SERIES A PREFERRED STOCK

Commercial Electronics Capital Partnership, L.P........           250,000(2)                  25.0%
  c/o Commercial Electronics, L.L.C.
  375 Park Avenue, Suite 1604
  New York, New York 10152

                                                            AMOUNT AND NATURE                 % OF
         NAME AND ADDRESS OF BENEFICIAL OWNER            OF BENEFICIAL OWNERSHIP            CLASS(1)
         ------------------------------------            -----------------------            --------
Electronics Investment, L.L.C..........................           250,000(22)                 25.0%
  c/o Commercial Electronics, L.L.C.
  375 Park Avenue, Suite 1604
  New York, New York 10152
Commercial Electronics, L.L.C..........................           750,000(2)                  75.0%
  375 Park Avenue, Suite 1604
  New York, New York 10152
Michael P. Schulhof....................................         1,000,000(23)                100.0%
  c/o Commercial Electronics, L.L.C.
  375 Park Avenue, Suite 1604
  New York, New York 10152

---------------
  *  Less than one percent.

 (1) In each case where shares of Common Stock subject to warrants, options or preferred shares are included as being beneficially owned by an individual or entity, the percentage of such shares owned by such individual or entity is calculated as if such warrants, options or preferred shares have been exercised or converted prior to such calculation.

 (2) Directly owned by such entity.

 (3) Comprised of 183,040 shares of Common Stock, 375,000 shares of Common Stock acquirable upon the exercise of warrants and 625,000 shares of Common Stock acquirable upon the conversion of Preferred Stock.

 (4) Comprised of the shares of Common Stock beneficially owned by Commercial Electronics Capital Partnership, L.P. ("CECAP"). Electronics Investment, L.L.C. ("EI") is the general partner of CECAP.

 (5) Comprised of 549,120 shares of Common Stock, 1,125,000 shares of Common Stock acquirable upon the exercise of warrants and 1,875,000 shares of Common Stock acquirable upon the conversion of Preferred Stock.

 (6) Comprised of the 732,160 shares of Common Stock directly owned by CECAP and Commercial Electronics, L.L.C. ("CE"), 1,500,000 shares of Common Stock acquirable by CECAP and CE upon the exercise of warrants and 2,500,000 shares of Common Stock acquirable by CECAP and CE upon the conversion of Preferred Stock. Mr. Schulhof is the manager of both EI and CE (as well as an investor therein).

 (7) A director of the Corporation.

 (8) A nominee for director of the Corporation.

 (9) Comprised of 333,439 shares of Common Stock directly owned and 5,000 shares of Common Stock owned by his wife.

(10) Mr. MacLetchie disclaims beneficial ownership of 5,000 of such shares which are owned by his wife.

(11) An executive officer of the Corporation.

(12) Comprised of 107,341 shares of Common Stock and 151,000 shares of Common Stock acquirable upon the exercise of options.

(13) Comprised of 91,513 shares of Common Stock directly owned.

(14) Mr. Holst-Grubbe left the Corporation's employ on February 8, 1999.

(15) Mr. Bunce ceased being an officer of the Corporation effective September 30, 1998, and left the Corporation's employ on January 31, 1999.

(16) Comprised of 112,400 shares of Common Stock directly owned.

(17) Comprised of 26,868 shares of Common Stock and 75,000 shares of Common Stock acquirable upon the exercise of options.

(18) Comprised of 75,000 shares of Common Stock acquirable upon exercise of options.

(19) Mr. Keisch became an officer of the Corporation on December 18, 1999.

(20) Mr. Cincogrono became an officer of the Corporation on March 8, 1999.

(21) Mr. Baden became an officer of the Corporation on April 5, 1999.

(22) Comprised of shares of Preferred Stock directly owned by CECAP.

(23) Comprised of shares of Preferred Stock directly owned by CECAP and CE.
                            ------------------------

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires directors, executive officers and 10% beneficial owners of any class of equity securities of the Corporation to file certain reports concerning their ownership of the Corporation's equity securities. Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Corporation during its most recently completed fiscal year, and Forms 5 and amendments thereto furnished to the Corporation with respect to its most recently completed fiscal year, the directors, officers and beneficial owners of 10% or more of any class of the Corporation's securities which failed to make the requisite filings on a timely basis are set forth below.

     Jay Fitzpatrick failed to file timely a Form 4 to report his January 28, 1999 sales of 210,527 shares of Common Stock to Commercial Electronics, L.L.C. and 70,176 shares of Common Stock to Commercial Electronics Capital Partnership, L.P. Such failure was due to Mr. Fitzpatrick's death shortly after the closing of such sales. A Form 4 was subsequently filed by the executor of Mr. Fitzpatrick's estate on behalf of Mr. Fitzpatrick on March 17, 1999.

     F. Spencer Pooley failed to file timely a Form 4 to report his January 28, 1999 sales of 154,278 shares of Common Stock to Commercial Electronics, L.L.C. and 51,426 shares of Common Stock to Commercial Electronics Capital Partnership, L.P. A Form 4 was subsequently filed on behalf of Mr. Pooley in March 1999.

                                  PROPOSAL 2:

                                REINCORPORATION

     On April 9, 1999, the Corporation's Board of Directors approved, subject to shareholder approval, a proposal (the "Reincorporation Proposal") to change the Corporation's state of incorporation from Connecticut to Delaware and to effect certain changes to the Corporation's Certificate of Incorporation by means of a merger (the "Merger") of the Corporation with and into E-Sync Networks, Inc. ("E-Sync"), a newly formed, wholly-owned Delaware subsidiary of the Corporation that has been incorporated to effect the Reincorporation Proposal. The principal office of E-Sync is located at 542 Westport Avenue, Norwalk, Connecticut 06851, telephone (203) 853-7400. If the shareholders approve the Reincorporation Proposal, the Corporation will be merged with and into E-Sync, with the effect of (i) changing the name of the Corporation, (ii) changing the state of incorporation of the Corporation and (iii) amending the Certificate of Incorporation and By-laws of the Corporation. E-Sync will be the surviving corporation (the "Surviving Corporation") of the Merger. The law applicable to the Corporation's corporate affairs will change from the Connecticut Business Corporation Act (the "Connecticut Law") to the General Corporation Law of the State of Delaware (the "Delaware Law"), and will include certain changes in shareholders' rights. See "Comparison of Shareholders' Rights under the Connecticut Law and the Delaware Law."

     The following discussion summarizes certain aspects of the Reincorporation Proposal, including material differences between the Connecticut Law and the Delaware Law. This summary does not purport to be a complete description of the Reincorporation Proposal or the differences between shareholders' rights under the Connecticut Law and the Delaware Law and is qualified in its entirety by reference to (i) the Agreement and Plan of Merger, by and between the Corporation and E-Sync (the "Merger Agreement") attached hereto as

Exhibit B, (ii) the Certificate of Incorporation of E-Sync (the "New Certificate") attached hereto as Exhibit C, (iii) the Certificate of Designation attached hereto as Exhibit D which will be filed prior to the Merger, and which will create the Series A Preferred Stock of E-Sync, with the same terms as the Corporation's Series A Preferred Stock, and (iv) the By-laws of E-Sync (the "New By-laws") attached hereto as Exhibit E. Copies of the Corporation's Restated Certificate of Incorporation (the "Present Certificate") and By-laws (the "Present By-laws") are available for inspection at the Corporation's executive office, and copies will be sent to shareholders without charge, on request.

     Approval of the Reincorporation Proposal by the Corporation's shareholders will also constitute approval of the Merger and the Merger Agreement, as well as other matters included in the Reincorporation Proposal described in this Proxy Statement. Pursuant to the terms of the Merger Agreement, the New Certificate and the New By-laws will replace the Present Certificate and the Present By-laws as the charter documents affecting corporate governance and shareholders' rights. For a description of the differences between the Present Certificate and Present By-laws and the New Certificate and New By-laws, see "Certain Charter Document Provisions".

     The approval of the Reincorporation Proposal will affect certain rights of shareholders. Accordingly, shareholders are urged to read carefully this Proxy Statement and the Exhibits hereto. Shareholders of the Corporation whose shares are not voted in favor of the Reincorporation Proposal will have statutory dissenter's rights. See "Rights of Dissenting Shareholders". If a significant number of shareholders elect to pursue appraisal rights, the Directors will reconsider, and may abandon, the reincorporation.

PRINCIPAL FEATURES OF THE REINCORPORATION PROPOSAL

     At the Effective Time of the Merger (as defined in the Merger Agreement), the separate existence of the Corporation will cease and the Surviving Corporation, to the extent permitted by law, will succeed to all business, properties, assets and liabilities of the Corporation. The name of the Corporation will be changed to E-Sync Networks, Inc. Each share of Common Stock of the Corporation issued and outstanding immediately prior to the Effective Time will by virtue of the Merger be converted into one share of Common Stock, par value $0.01 per share, of the Surviving Corporation ("Surviving Corporation Common Stock"). At the Effective Time, certificates which immediately prior to the Effective Time represented shares of Common Stock of the Corporation, including shares held in the treasury of the Corporation, will be deemed for all purposes to represent the same number of shares of Surviving Corporation Common Stock. Each share of Series A Preferred Stock of the Corporation issued and outstanding immediately prior to the Effective Time will by virtue of the Merger be converted into one share of Series A Preferred Stock, par value $0.01 per share, of the Surviving Corporation ("Surviving Corporation Preferred Stock"). At the Effective Time, certificates which immediately prior to the Effective Time represented shares of Series A Preferred Stock of the Corporation will be deemed for all purposes to represent the same number of shares of Surviving Corporation Preferred Stock. As soon as practicable following the Effective Time, each shareholder will be entitled to receive certificates representing shares of Surviving Corporation Common Stock or Surviving Corporation Series A Preferred Stock, as applicable.

     Although approval of the Reincorporation Proposal will result in a change in the name of the Corporation, it will not result in a change in the business, management, assets or liabilities of the Corporation. The Directors and Officers of the Corporation, including those Directors elected at the Annual Meeting of Shareholders to be held on July 15, 1999, will be the Directors of the Surviving Corporation following the Merger. Following the consummation of the Merger, Surviving Corporation Common Stock will be traded on the OTC Bulletin Board, where the Corporation's Common Stock is currently traded under the symbol WLTK.

     Pursuant to the terms of the Merger Agreement, all warrants, options, agreements, convertible securities or other commitments (collectively, "Options") to purchase shares of Common Stock or Series A Preferred Stock of the Corporation outstanding immediately prior to the Effective Time will become an option or warrant to purchase Surviving Corporation Common Stock or Surviving Corporation Preferred Stock, as the case may be, at the same exercise price per share, and containing such other terms and conditions as pertained under the Options outstanding immediately prior to the Effective Time. All employee benefit plans and other agreements and arrangements of the Corporation (including without limitation the Corporation's 1999 Long-Term Incentive Plan, if approved by the shareholders) will be continued by the Surviving Corporation upon the same terms and subject to the same conditions as currently in effect.

     It is anticipated that, if approved by the shareholders, subject to dissenter's rights, the Merger will become effective as soon as practicable after the Annual Meeting. See "Rights of Dissenting Shareholders". However, the Merger Agreement provides that the Merger Agreement may be terminated at any time prior to the Effective Time upon the Agreement of the Corporation and E-Sync.

PRINCIPAL REASONS FOR THE REINCORPORATION PROPOSAL

     The Board of Directors believes that the best interests of the Corporation and its shareholders will be served by changing the Corporation's state of incorporation from Connecticut to Delaware. At the time of the Corporation's incorporation in Connecticut, the Connecticut Law was deemed to be adequate for the conduct of the Corporation's business, in part because the business of the Corporation at that time was limited. In the intervening years, that judgment has changed.

     For many years, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporation laws which are periodically updated and revised to meet changing business needs. Many major corporations have chosen Delaware for their initial domicile or have subsequently reincorporated in Delaware in a manner similar to that proposed by the Corporation. Delaware courts have considerable experience in dealing with corporate legal issues, and a substantial body of case law has developed construing the Delaware Law and establishing public policy with respect to Delaware corporations. The Corporation does not believe Connecticut courts have had an opportunity to develop a similar level of experience. The greater expertise of the Delaware courts should be of great advantage to the Corporation by allowing the Corporation to make corporate decisions and take corporate actions with greater confidence in the predictability of the corporate law governing Delaware corporations. In addition, while Connecticut's corporation law is based on the Model Business Corporation Act, which has been adopted by a significant number of other states, it has some unique provisions that the Corporation believes are unattractive to it. For example, in acting on a merger proposal, the Connecticut Law requires the Board of Directors to consider the interests of "other constituencies", such as employees, customers, suppliers, creditors or the communities in which the Corporation's facilities are located. While the Corporation believes most jurisdictions permit the board of directors of a corporation incorporated there to consider these interests where the board considers it appropriate, no other jurisdiction requires the board of directors of a corporation incorporated there to consider these interests. The Corporation is uncertain as to how, in the absence of clear guidance, it would balance the interests of stockholders, on the one hand, and these other constituencies, on the other, in some circumstances. Under the Delaware Law, the Board would be permitted to consider the best interests of the Corporation and its stockholders exclusively. The Board believes this is a more appropriate standard for it to act under. As a further example, the Connecticut Law allows the Corporation, in its charter, to limit, but not eliminate, personal financial liability of directors in certain circumstances described more fully below. The lowest limit permitted is an amount equal to the compensation received by a director from the Corporation in the year of a breach of duty. This standard introduces some uncertainty, such as what would be "compensation received" in all circumstances, and the compensation to be included with respect to management directors. The Delaware Law does not contain these uncertainties.

     The proposed Reincorporation will change the name of the Corporation from Wiltek, Inc. to E-Sync Networks, Inc. The Board of Directors believes that the name E-Sync Networks, Inc. is more desirable because the new name more aptly describes the Corporation's new strategic direction in the e-commerce marketplace. In addition, the directors wanted to trademark the Corporation's name, and the name "Wiltek, Inc." was already trademarked by another company.

     In addition, the proposed Reincorporation will, under the Delaware Law, limit director liability and afford indemnification rights to directors and officers to a slightly greater extent. No separate shareholder vote will be solicited with regard to the inclusion in the New Certificate and the New By-laws of provisions related to indemnification of officers or directors and elimination of director liability for monetary damages. Shareholders should note that a vote in favor of the Reincorporation Proposal will constitute approval and ratification of these provisions in the New Certificate and the New By-laws. For purposes of the discussion below, "officers" includes officers and key employees of the Corporation and persons who serve as directors, officers, employees, and agents of other business enterprises at the request of the Corporation.

     The intense competition and rapid change that have characterized businesses have greatly expanded the challenges and risks facing directors. There has been an accompanying increase in the frequency of claims and litigation directed against directors and officers. In addition, although the cost of directors' and officers' insurance has recently shown signs of returning to acceptable levels, the amount of risk covered by such policies has significantly decreased. Many corporations are currently unable to obtain adequate insurance. As a result of the significant potential liability and relatively small compensation associated with service, particularly as a director, it has become a standard practice for corporations such as the Corporation to offer extensive indemnification rights to officers and directors, and to limit the liability of directors to the fullest possible extent. In order to attract and retain talented and experienced directors and officers, the Board of Directors believes it is important for the Corporation to offer its directors and officers maximum protection.

     In general, the Delaware Law permits a corporation to indemnify its directors and officers under a somewhat broader range of circumstances than does the current Connecticut Law. The Delaware Law expressly provides that the statutory indemnification provisions are not exclusive. Therefore, under the Delaware Law, a corporation may include in its By-laws, and in agreements between the corporation and its directors and officers, provisions expanding the scope of indemnification beyond that specifically provided by the statutory language.

     In order to provide directors and officers with increased protection from the risk of litigation and personal liability, and thereby ensure that the Corporation can continue to attract and retain experienced individuals to serve as directors and officers and that directors and officers will continue to consider all possible alternatives when making business decisions, the Board of Directors has determined that the Reincorporation is in the best interests of the Corporation. Because the members of the Board of Directors will be beneficiaries of the indemnification provisions, the members of the Board of Directors have a personal interest in the approval of the Reincorporation at the potential expense of shareholders.

     For the foregoing reasons, the Board of Directors believes that the activities of the Corporation can be carried on better if the Corporation is able to operate as a corporation organized and governed by the Delaware Law. It should be noted, however, that shareholders in some instances have fewer rights and hence less protection under the Delaware Law than under the Connecticut Law. See "Comparison of Shareholders' Rights under the Connecticut Law and the Delaware Law".

CERTAIN CHARTER DOCUMENT PROVISIONS

     Significant provisions of the New Certificate and New By-laws and certain important similarities and differences between them and the Present Certificate and Present By-laws are discussed below.

     The authorized capital stock of the Corporation currently consists of 1,000,000 shares of Preferred Stock, without par value, and 9,000,000 shares of Common Stock, without par value. The capitalization of the Surviving Corporation will consist of 10,000,000 shares of Preferred Stock, par value $0.01 per share, and 50,000,000 shares of Common Stock, par value $0.01 per share. Other than the change in the number of authorized shares, the provisions in the New Certificate setting the terms of the Surviving Corporation Common Stock and the Surviving Corporation Preferred Stock are unchanged from the provisions of the Present Certificate.

     While the Corporation presently has no agreements or understandings with respect to acquisitions or financings, the availability of the additional authorized shares will give the Board of Directors of the Surviving Corporation flexibility in acquisition negotiations as well as in possible future financings. Other purposes for which the additional authorized shares could be used include stock dividends or stock splits, conversions of future issues of convertible securities, exchanges for outstanding debt, contributions to employee benefit plans or other corporate purposes not now anticipated.

     The Board of Directors of the Surviving Corporation will be able to authorize issuance of additional shares of Surviving Corporation Common Stock or Surviving Corporation Preferred Stock for the foregoing purposes without further shareholder approval, unless required by a particular transaction or by applicable law. Shareholders of the Surviving Corporation will have no preemptive rights to purchase any shares of Surviving Corporation Common Stock or Surviving Corporation Preferred Stock issued in the future. Depending upon the terms thereof, the issuance of additional shares of Surviving Corporation Common Stock or Surviving Corporation Preferred Stock may or may not have a dilutive effect of the present equity ownership position of the Surviving Corporation's then existing shareholders.

     The Board of Directors of the Corporation (which will be the Board of Directors of the Surviving Corporation after consummation of the Merger) believes it advisable for the Surviving Corporation to have at its disposal additional authorized shares in order to enable the Surviving Corporation, as the need may arise, to take prompt advantage of market conditions and the availability of favorable business opportunities without the delay and expense incident to holding a special meeting of Surviving Corporation shareholders.

     The Board of Directors of the Surviving Corporation has the authority to provide for the issuance of shares of Preferred Stock in series, to establish from time to time the number of shares to be included in each series, and to fix the designation, powers, preferences and rights of the holders of shares of each series, and the qualifications, limitations and restrictions thereof.

     The New By-laws require that, at any annual or special meeting of shareholders, proposals by shareholders will be considered only if advance notice thereof has been given on a timely basis. Generally, notice of a proposal must be given to the Secretary of the Corporation not less than 60 nor more than 90 days prior to the date of the meeting. The New By-laws also require that nominations by shareholders of persons for election as Directors must be made pursuant to notice to the Secretary of the Corporation. Generally, such notice must be given not less than 60 nor more than 90 days prior to the date of the meeting of shareholders. The Present By-laws do not similarly restrict the Corporation's shareholders.

COMPARISON OF SHAREHOLDERS' RIGHTS UNDER THE CONNECTICUT LAW AND THE DELAWARE
LAW

     The rights of shareholders of the Corporation are currently governed by the Connecticut Law. Upon consummation of the Reincorporation, the Corporation's shareholders will become shareholders of E-Sync and their rights will be governed by the Delaware Law, which differs in certain material respects from the Connecticut Law. The following is a summary of certain differences between the Connecticut Law and the Delaware Law. The identification of specific differences is not meant to indicate that other differences do not exist. This summary is qualified in its entirety by reference to the full text of each of the applicable state statutes.

     QUORUM REQUIREMENTS. Under the Connecticut Law, in all matters, other than the election of directors, if a quorum exists, a majority of the votes cast at a meeting of the shareholders present in person or by proxy and entitled to vote thereon shall be the act of the shareholders, unless the certificate of incorporation or the Connecticut Law requires a greater number of votes.

     Similarly, the Delaware Law states that, in all matters, other than the election of directors, if a quorum exists, a majority of the votes cast at a meeting of the shareholders present in person or by proxy and entitled to vote thereon shall be the act of the shareholders.

     REMOVAL OF DIRECTORS. The Connecticut Law provides that shareholders may remove one or more directors with or without cause unless the certificate of incorporation provides that directors may be removed only for cause. The Connecticut Law also enables a corporation or 10% of its shareholders to seek removal of a director through court action in cases of fraud, dishonesty or gross abuse of power or discretion if removal is in the interest of the corporation.

     Under the Delaware Law, any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the shares entitled to vote at an election of directors, except in certain circumstances involving a classified board or cumulative voting. The Delaware Law does not have a corresponding provision entitling a corporation or 10% of its shareholders to seek removal of a director through court action in cases of fraud, dishonesty or gross abuse of power or discretion if removal is in the interest of the corporation.

     NEWLY-CREATED DIRECTORSHIPS AND VACANCIES. Under the Connecticut Law, unless the certificate of incorporation provides otherwise, if a vacancy occurs on the board of directors, including a vacancy resulting from an increase in the number of directors: (i) the shareholders may fill the vacancy, (ii) the board of directors may fill the vacancy or (iii) if the directors remaining in office constitute fewer than a quorum of the board of directors, they may fill the vacancy by the affirmative vote of a majority of all the directors remaining in office.

     Under the Delaware Law, any vacancies in the board and any newly created directorships resulting by reason of any increase in the number of directors elected by all of the shareholders having the right to vote as a single class may be filled by the board, acting by a majority of the remaining directors then in office, although less than a quorum, or by a sole remaining director.

     AMENDMENT TO CERTIFICATE OF INCORPORATION OR BY-LAWS. Under the Connecticut Law, a proposed amendment to the certificate of incorporation must be recommended by the corporation's board, unless the corporation's board determines that because of conflicts of interest or other special circumstances it should make no recommendation or that none is required by the Connecticut Law, followed by, in most circumstances, the approval by (i) a majority of the votes entitled to be cast on the amendment by any voting group with respect to which the amendment would create dissenters' rights and (ii) a majority of the votes cast by every other voting group entitled to vote on the amendments, unless a greater vote is required by law, the certificate of incorporation or the corporation's board. An amendment to the by-laws that adds, changes or deletes a greater quorum or voting requirement must meet the same quorum requirement and be adopted by the same vote required to take action under the quorum and voting requirements then in effect or proposed to be adopted, whichever is greater.

     According to the Delaware Law, an amendment to the certificate of incorporation may be authorized by the vote of the board, followed by the vote of the holders of a majority of all outstanding shares entitled to vote thereon at a meeting of shareholders. Pursuant to the Delaware Law, the by-laws may be adopted, amended or repealed by the affirmative vote of the holders of a majority of all outstanding shares entitled to vote thereon.

     SPECIAL MEETINGS; ACTION WITHOUT MEETING. Under the Connecticut Law, special meetings of a corporation's shareholders may be called by the corporation's board or by such other persons as are authorized to do so by the certificate of incorporation or by-laws or upon the written request and delivery to the corporate secretary from the holders of at least 10% of the shares entitled to vote on a particular issue.

     Pursuant to the Delaware Law, special meetings of shareholders may be called by the corporation's board or by such other persons as are authorized to do so by the certificate of incorporation or by-laws.

     Under the Delaware Law, unless otherwise provided in the certificate of incorporation, any action required or permitted to be taken by shareholders of a Delaware corporation may be taken without a meeting and without a shareholder vote, if a written consent setting forth the action to be taken is signed by the holders of shares of outstanding stock having the requisite number of votes that would be necessary to authorize such action at a meeting at which all shareholders entitled to vote were present.

     BUSINESS COMBINATION STATUTES. The Connecticut Law generally prohibits a Connecticut corporation from engaging in certain business combinations (as defined by the statute to include certain mergers and consolidations, dispositions of assets and issuances of securities, as well as certain other transactions) with an interested shareholder (as defined by the statute generally to include holders of 10% or more of the outstanding stock of the corporation) for a period of five years following the date that such shareholder became an interested shareholder, (i) unless the business combination or the purchase of stock is approved by the corporation's board and by a majority of the non-employee directors of which there must be at least two, prior to the date such shareholder became an interested shareholder or (ii) unless the interested shareholder was an interested shareholder on February 1, 1988, unless subsequent to June 7, 1988, such interested shareholder increased its proportionate share of the voting power of the outstanding voting stock of the corporation (excluding any increase approved by the corporation's board before such increase occurs). The Connecticut Law also generally requires business combinations with an interested shareholder to be approved by the board of directors and then by the affirmative vote of at least (1) the holders of 80% of the voting power of the outstanding shares of voting stock and (2) the holders of 66 2/3% of such voting power excluding the voting stock held by the interested shareholder, unless the consideration to be received by the shareholders of the corporation meet certain price and other requirements set forth in the statute or unless the board of directors of the corporation has by resolution determined to exempt business combinations with such interested shareholder prior to the time that such shareholder became an interested shareholder.

     Section 203 of the Delaware Law, in general, prohibits a Delaware corporation from engaging in a business combination (defined as a variety of transactions, including mergers, as set forth below) with an interested shareholder (defined generally as a person that is the beneficial owner of 15% or more of a corporation's outstanding voting stock) for a period of three years following the date that such person became an interested shareholder unless, among other things, prior to the date such person became an interested shareholder, the board of directors of the corporation approved either the business combination or the transaction that resulted in the shareholder becoming an interested shareholder or at or subsequent to such time the business combination is approved by the board of directors and authorized at an annual or special meeting of shareholders (not by written consent) by the affirmative vote of a least 66 2/3% of the outstanding voting stock which is not owned by the interested shareholder.

     STOCKHOLDER VOTE REQUIRED FOR CERTAIN FUNDAMENTAL TRANSACTIONS. Under the Connecticut Law, the sale of all or substantially all of a corporation's assets other than in the regular course of business requires the affirmative vote of a majority of the outstanding shares entitled to vote. Unless the certificate of incorporation provides otherwise, and except under certain circumstances where the Connecticut corporation is the surviving corporation, a merger or share exchange of a Connecticut corporation must be approved by each voting group entitled to vote separately on the plan by a majority of all of the votes entitled to be cast thereon by that voting group.

     The Delaware Law generally requires that mergers and consolidations, and sales, leases or exchanges of all or substantially all of a corporation's property and assets, be approved by a vote of the holders of a majority of the outstanding stock entitled to vote, unless a corporation's certificate of incorporation requires a greater-than-majority vote.

     DIVIDENDS. Under the Connecticut Law, a corporation may make a distribution to shareholders, including a dividend or stock repurchase, with respect to their shares unless, after giving effect to such distribution, (i) the corporation would not be able to pay its debts as they become due in the usual course of business or (ii) the corporation's total assets would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution.

     Under the Delaware Law, a corporation's board may from time to time declare and pay dividends out of its capital surplus or out of its net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year.

     LIMITATION ON DIRECTORS' LIABILITY. The Connecticut Law authorizes a corporation to limit the personal liability of a director to the corporation and its subsidiaries for monetary damages for breach of duty as a director.

     The Delaware Law authorizes corporations to limit or eliminate the personal liability of directors to corporations and their shareholders for monetary damages for breach of directors' fiduciary duty of care.

     INTERESTED DIRECTOR TRANSACTIONS. Under the Connecticut Law, no transaction effected or proposed to be effected by a corporation, its subsidiaries or any other entity in which the corporation has a controlling interest may be enjoined, set aside, or give rise to an award of damages or other sanctions merely because a director of the corporation, or any person with whom or which he/she has a personal, economic or other association, has an interest in the transaction which is not a "director's conflicting interest transaction" as defined in the Connecticut Law. A director's conflicting interest transaction will not be enjoined, set aside, or give rise to damages or other sanctions if (i) the transaction received the affirmative vote of a majority, but no fewer than two, of the disinterested directors on the corporation's board or on a duly empowered committee of the board who voted on the transaction after adequate disclosure to them, (ii) the transaction received a majority of the votes entitled to be cast by the holders of all shares, excluding those beneficially owned by the director with the conflict and/or by any persons related to the director or (iii) the transaction, judged according to the circumstances at the time of the commitment, is established to have been fair to the corporation.

     Under the Delaware Law, no transaction between a Delaware corporation and one or more of its directors or an entity in which one or more of its directors are directors or officers or have a financial interest will be void or voidable solely for that reason and no such transaction will be void or voidable solely because the director is present at or participates in the meeting of the board or committee which authorizes the transaction, if, after the material facts of the director's interest are disclosed to or known by the board or the committee, the transaction is (i) in good faith authorized by the disinterested directors or committee of disinterested directors by a vote sufficient for such purpose,
(ii) is approved by a vote of the shareholders after disclosure of the material facts of the director's interest or (iii) the transaction is fair to the corporation as of the time it is authorized by the board, committee or shareholders.

     INDEMNIFICATION OF DIRECTORS AND OFFICERS. Under the Connecticut Law unless the certificate of incorporation provides otherwise, a corporation must indemnify a director, officer, and any other employee or agent of the corporation who was wholly successful, on the merits or otherwise, in the defense of any proceeding to which he was a party because he is or was a director, officer or other employee or agent of the corporation against reasonable expenses incurred by him in connection with the proceeding. Additionally, a corporation must indemnify the director, officer or other employee or agent of the corporation made party to a proceeding if (i) he conducted himself in good faith and (ii) he reasonably believed (A) in the case of conduct in his official capacity with the corporation, that his conduct was in its best interests and (B) in all other cases, that his conduct was at least not opposed to its best interests and (iii) in the case of any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful. Unless a court orders otherwise, the Connecticut Law prohibits indemnification
(i) in connection with a proceeding by or in the right of the corporation except for reasonable expenses if it is determined that the director, officer or other employee or agent has met the relevant standard of conduct or (ii) in connection with any other proceeding in which he was adjudged liable to the corporation or in connection with any other proceeding on the basis that an improper personal benefit was received by him. Indemnification under the Connecticut Law in connection with a proceeding by or in the right of the corporation in which the director was adjudged liable is limited to reasonable expenses incurred in connection with the proceeding. The indemnification requirements under the Connecticut Law remain limited by the provision in the Connecticut Law that requires that such indemnification be authorized in the specific case after a determination that indemnification is permissible in the circumstances because the director, officer or other employee or agent has met the standard of conduct set forth by the Connecticut Law.

     Under the Delaware Law, a corporation may generally indemnify its directors, officers, employees or agents for acts performed in good faith and in a manner such person reasonably believed to be in or not opposed to the best interest of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe that such person's act was unlawful.

     DISSENTERS' RIGHTS OF APPRAISAL. The Connecticut Law provides for dissenters' rights to obtain payment of the fair value of shares to objecting corporation shareholders (i) entitled to vote on a merger or share exchange,
(ii) in a short form merger of a subsidiary into its parent corporation, (iii) on the sale of all or substantially all of the assets of a corporation other than in the usual or regular course of business (except when done pursuant to court order or a liquidation plan resulting in distributions to shareholders within one year after the date of sale), (iv) on an amendment to the certificate of incorporation that materially and adversely affects rights in respect of dissenters' shares and (v) in any corporate action taken pursuant to a shareholder vote to the extent the certificate of incorporation, the by-laws or a directors' resolution provides that voting or non-voting shareholders are entitled to dissent and obtain payment for their shares. Under the Connecticut Law, the dissenter's right of appraisal and payment under the statute is the dissenter's exclusive remedy.

     The Delaware Law generally entitles a shareholder to exercise appraisal rights upon a merger or consolidation of the corporation effected pursuant to the Delaware Law if the holder complies with the requirements of Section 262 thereof. Appraisal rights are available under Section 262 of the Delaware Law if shareholder approval was required for the merger or consolidation and holders of shares in the constituent corporation are required by the terms of the merger to accept consideration other than shares of stock of the surviving corporation, shares of stock of any corporation listed on a national securities exchange, designated as a national market system security by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 shareholders, or cash in lieu of fractional shares.

     DURATION OF PROXIES. Under the Connecticut Law, a proxy is not to be voted or acted upon after the expiration of 11 months from the date of such proxy, unless it specifies the length of time for which it is to continue in force or limits its use to a particular meeting not yet held. The Connecticut Law provides that an appointment of a proxy is revocable unless the appointment form conspicuously states that it is irrevocable and the appointment is coupled with an interest which includes proxies created for (i) a pledgee, (ii) a person who has purchased or agreed to purchase the shares, (iii) a creditor of the corporation who extends credit in consideration of the proxy, (iv) an employee of the corporation whose employee contract requires the proxy and (v) a person designated under a voting agreement.

     Under the Delaware Law, a proxy is not valid after three years from the date of such proxy unless the proxy provides for a longer period. A proxy may be made irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the corporation generally.

     LOANS TO OFFICERS. Under the Delaware Law, a corporation may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the corporation, including any officer or employee who is director of the corporation, whenever in the judgment of the directors, such loan, guaranty or assistance may reasonably be expected to benefit the corporation.

     The Connecticut Law does not have a corresponding provision.

     CLASSIFICATION OF THE BOARD OF DIRECTORS. The Connecticut Law permits a Connecticut corporation to provide for the staggering of the terms of its directors by dividing the total number of directors into up to five groups, with each group containing approximately the same percentage of the total, as nearly as may be.

     The Delaware Law permits a Delaware corporation to classify its board of directors into 1, 2, or 3 classes. The Delaware Law provides that in the case of a corporation, whose board is classified, shareholders can only remove directors for cause, unless the certificate of incorporation provides otherwise.

FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER

     The Corporation will not request a ruling from the Internal Revenue Service regarding the Federal income tax consequences of the Merger. However, the Corporation believes the Merger will constitute a reorganization under Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"). Consequently, shareholders will not recognize any gain or loss for Federal income tax purposes as a result of the conversion of their shares into shares of the Surviving Corporation. For Federal income tax purposes, a shareholder's aggregate basis in the shares of the Surviving Corporation received in the Merger will equal such shareholder's aggregate basis in the shares of the Corporation converted therefor and such shareholder's holding period for the shares of the Surviving Corporation received in the Merger will include such shareholder's holding period in the shares of the Corporation converted therefor.

     Likewise, the Corporation will not recognize any gain or loss for Federal income tax purposes upon the transfer of its property to the Surviving Corporation pursuant to the Merger. In addition, the Surviving

Corporation will succeed to and take into account the earnings and profits, accounting methods, and other tax attributes of the Corporation specified in
Section 381(c) of the Code.

     Holders of shares of the Corporation should consult their own tax advisors as to the application and effect of state, local and foreign income and other tax laws to the conversion of their shares of the Corporation into shares of the Surviving Corporation pursuant to the Merger.

RIGHTS OF DISSENTING SHAREHOLDERS

     If the Reincorporation Proposal is approved by the Corporation's shareholders, a shareholder of the Corporation objecting to its terms may seek relief as a dissenting shareholder under Sections 33-855 through 33-872, inclusive, of the Connecticut Law. An outline of such sections follows; however it is qualified by and reference is made to the full text of that section, which is attached hereto as Exhibit A. FAILURE TO COMPLY WITH SUCH SECTIONS MAY RESULT IN A TERMINATION OR WAIVER OF THE RIGHTS OF THE DISSENTING SHAREHOLDER.

      1. A shareholder claiming dissenter's rights and seeking to obtain payment of the fair value of such shareholder's shares under the Connecticut Law in connection with the Reincorporation Proposal must be a record or beneficial owner of shares of the Corporation on the record date set for determining those shareholders entitled to vote on the Reincorporation Proposal.

      2. A record shareholder may assert dissenters' rights as to fewer than all the shares registered in such record shareholder's name only if such record shareholder dissents with respect to all shares beneficially owned by any one person and notifies the Corporation in writing of the name and address of each person on whose behalf he asserts dissenters' rights. The rights of a partial dissenter are determined as if the shares as to which he dissents and his other shares were registered in the names of different shareholders.

      3. A beneficial shareholder may assert dissenters' rights as to shares held on his behalf only if, prior to assenting dissenters' rights, he submits to the Corporation the record shareholder's written consent to the dissent, and only if he dissents with respect to all shares of which he is the beneficial shareholder or over which he has power to direct the vote.

      4. A shareholder who wishes to assert dissenters' rights must, before the vote is taken, deliver to the Corporation written notice of his intent to demand payment (an "Intent to Demand Notice") for his shares if the Reincorporation Proposal is effectuated. The shareholder must not vote his shares in favor of the Reincorporation Proposal. A shareholder who does not deliver such notice, or who votes in favor of the Reincorporation Proposal, is not entitled to payment for his shares.

      5. If the Reincorporation Proposal is approved at the Annual Meeting, the Corporation must, within ten days following the Reincorporation, deliver a written dissenters' notice (a "Dissenters' Notice") to all shareholders who both
(a) delivered an Intent to Demand Notice to the Corporation and (b) did not vote in favor of the Reincorporation Proposal.

      6. The Dissenters' Notice will include information as to where and when the dissenting shareholder must send the Payment Demand (as defined below), and where and when certificates for certificated shares must be deposited, and other information required by the Connecticut Law.

      7. A shareholder sent a Dissenters' Notice must deliver a demand (a "Payment Demand"), demanding payment, and certifying whether such shareholder acquired beneficial ownership of the shares before the date required to be set forth in the Dissenters' Notice, and must deposit his certificates in accordance with the terms of the Dissenters' Notice.

      8. A shareholder who delivers a Payment Demand and deposits his share certificates as required by the Dissenters' Notice retains all other rights of a shareholder until these rights are canceled or modified by the taking of the proposed corporate action.

      9. A shareholder who does not deliver a Payment Demand or deposit his share certificates where required, each by the date set in the Dissenters' Notice, is not entitled to payment for his shares under the Connecticut Law.

     10. Except in certain circumstances described in the Connecticut Law, as soon as the Reincorporation is consummated, or upon receipt of a Payment Demand, the Corporation must pay each dissenter who complied with the steps described in paragraph 7 above the amount the Corporation estimates to be the fair value of his shares, plus accrued interest. The payment must be accompanied by the Corporation's balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, a statement of changes in shareholders' equity for that year and the latest available interim financial statements, if any, and other documentation required by the Connecticut Law.

     11. If the Corporation does not effectuate the Reincorporation within sixty days after the date set for demanding payment and depositing share certificates, the Corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares. If after returning deposited certificates and releasing transfer restrictions, the Corporation effectuates the Reincorporation, it must send a new Dissenters' Notice and repeat the payment demand procedure.

     12. In certain circumstances set forth in the Connecticut Law, a dissenter may notify the Corporation in writing of his own estimate of the fair value of his shares and amount of interest due, and demand payment of his estimate, less any payment received or, in other circumstances, reject the Corporation's offer. A dissenter waives this right unless he notifies the Corporation of his demand in writing within thirty days after the Corporation made or offered payment for his shares.

     13. Where the right to be paid the value of shares is made available to a shareholder, such remedy is the exclusive remedy for a shareholder against the Reincorporation, whether or not such shareholder asserts such right.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors recommends approval of the Reincorporation. Proxies solicited by the Board of Directors will be voted FOR the Reincorporation unless shareholders specify otherwise.

                                  PROPOSAL 3:

                         1999 LONG-TERM INCENTIVE PLAN

     The Corporation's 1999 Long-Term Incentive Plan (the "Plan") was adopted by the Board of Directors on April 9, 1999. A copy of the Plan is attached hereto as Exhibit F and the following summary description is qualified in its entirety by reference to the Plan. The purposes of the Plan are to advance the long-term interests of the Corporation by motivating key employees and consultants and the directors of the Corporation with the opportunity to obtain a proprietary and vested interest in the growth and performance of the Corporation, and to generate an increased incentive to contribute to the Corporation's future success and prosperity, thereby enhancing the value of the Corporation for the benefit of shareholders and the ability of the Corporation to attract and retain individuals of exceptional talent. Under the terms of the Plan, the Committee (as defined below) may grant stock options, stock appreciation rights, limited stock appreciation rights, restricted stock awards and/or performance shares to key employees and consultants of the Corporation, and shall grant shares of Common Stock to non-employee directors as set forth in the Plan.

     The Plan will be effective as of April 9, 1999, subject to shareholder approval, and will remain in effect so long as shares of Common Stock available for grants or awards thereunder. If the Merger is approved, then upon consummation of the Merger, the Plan will be re-named "E-Sync Networks, Inc.'s 1999 Long-Term Incentive Plan", and will apply to the Surviving Corporation in the same manner as it applies to the Corporation.

NUMBER OF SHARES

     The Plan provides that 750,000 shares of Common Stock will be available in the aggregate for the grant of stock options, stock appreciation rights, limited stock appreciation rights, restricted stock awards, grants to non-employee directors and/or performance shares from time to time. The market value of such 750,000 shares of Common Stock, based upon the last reported trading price per share on June 3, 1999, being $4.56, is $3,420,000. No more than 180,000 shares of Common Stock subject to the Plan may be awarded in any year to any participant in the Plan.

     These numbers are subject to adjustment to reflect certain distributions of shares of stock and certain stock changes such as stock dividends, stock splits and share exchanges. Shares of Common Stock available for issuance under the Plan may be authorized but unissued treasury shares. Shares of Common Stock covered by lapsed, canceled, surrendered or terminated options or other awards will be available again for grant under the Plan.

ADMINISTRATION; ELIGIBILITY

     The Plan will be administered by a committee (the "Committee"), or in the absence of a designated Committee, by the Board. Members of the Committee will be appointed by and will serve at the pleasure of the Board of Directors. Following the meeting of shareholders, the new Board of Directors will determine the initial members of the Committee. Except with respect to Non-Employee Directors, the selection of the participants in the Plan and the extent of the participation of each will be determined by the Committee. Such participants will be employees and consultants of the Corporation whose performance, as determined by the Committee, can have an effect on the growth, profitability and success of the Corporation. As of today, the Corporation has approximately 70 employees and four Non-Employee Directors, including John C. Maxwell, III, the Chairman and Chief Executive Officer, who is not an employee, of the Corporation, all of whom will be eligible to participate in the Plan.

STOCK OPTIONS

     The Committee may grant a participant the option to purchase shares of Common Stock of the Corporation through incentive stock options qualified under
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") or options not qualified under Section 422 of the Code ("non-qualified stock options") or a combination of both. Incentive stock options must be granted at not less than 100% of the fair market value of the underlying Common Stock on the date the option is granted, and at not less than 110% of such fair market value if granted to an employee who, at the time of grant, owns stock having more than 10% of the total combined voting power of all classes of stock of the Corporation (a "Ten Percent Stockholder"). However, in the Committee's sole discretion, non-qualified stock options may be granted at less than fair market value. Upon exercise, the option price is to be paid in full in cash, in shares of Common Stock, in such other consideration as the Committee may deem appropriate, or through an arrangement with a broker. Options will be exercisable in whole or in part, provided that no stock option may be exercisable more than ten years after the date of its grant, and with respect to an incentive stock option granted to a Ten Percent Stockholder, no such incentive stock option may be exercisable more than five years after the date of its grant.

STOCK APPRECIATION RIGHTS

     The Committee may grant participants the right to receive a payment equal to the appreciation in market value of a stated number of shares of Common Stock from the date of the agreement granting the stock appreciation right (the "base price") to its date of exercise or, if the Committee shall so determine in the case of any such right other than one related to any incentive stock option, at any time during a specified period before the date of exercise. These stock appreciation rights may or may not be granted in tandem with stock options.

     Stock appreciation rights granted in tandem with stock options will be exercisable only to the extent the related stock option is exercisable and upon exercise of such a tandem stock appreciation right, the related stock option shall be canceled to the extent of the number of stock appreciation rights exercised.

LIMITED STOCK APPRECIATION RIGHTS

     The Committee may grant participants the right to receive a payment in cash equal to the appreciation over the base price by the greater of (i) the highest price of shares of Common Stock paid in connection with a change in control and
(ii) (a) if the shares are traded on an exchange, the highest closing trade price per share on such exchange during the 60 days prior to the change in control, and (b) if the shares are not traded on an exchange, but are traded over-the-counter, the average of the highest daily closing bid and ask price of the shares of Common Stock during the 60 days prior to the change in control. These limited stock appreciation rights may only be granted in tandem with a stock option or stock appreciation right, but may be granted at the time such option or stock appreciation right is granted or at any time thereafter. Limited stock appreciation rights are exercisable in full for a period of seven months following the date of a change in control.

     If limited stock appreciation rights are exercised, the stock options and stock appreciation rights to which they are attached can no longer be exercised. If the stock options or stock appreciation rights are exercised or terminated, the related unexercised limited stock appreciation rights are simultaneously canceled.

RESTRICTED STOCK AWARDS

     The Plan permits the Committee to award restricted stock to participants with such terms, conditions, restrictions or limitations as the Committee deems appropriate (including, in the discretion of the Committee, without payment of consideration by the participant). While the restrictions are in effect, the Committee may permit a participant the right to vote shares and the right to receive any dividends. Restricted stock awards may be evidenced by stock certificates, book-entry registrations or in such other manner as the Committee determines.

GRANTS OF OPTIONS TO NON-EMPLOYEE DIRECTORS

     The Plan provides that all Non-Employee Directors in office on the date of the approval of the Plan by the Corporation's Board of Directors, and each person who thereafter becomes a Non-Employee Director, on the date they become a Non-Employee Director, will receive a Non-qualified Stock Option to purchase 20,000 shares of Common Stock at a price equal to the fair market value of such a share on such date, exercisable after the first anniversary of the date of grant thereof, and through the tenth anniversary of the date of the grant thereof. For these purposes, the fair market value of a share shall be the last reported trading price on the last trading day before the date such Non-Employee Director becomes entitled to receive the options (or, if there were no trades on such date, the average of the bid and asked prices per share on such date).

PERFORMANCE SHARES

     The Plan permits the Committee to grant performance shares to participants, which will entitle such employee to convert the performance shares into shares of Common Stock, into cash or into a combination thereof, as determined by the Committee, if pre-determined performance targets or goals are met. Performance goals may include, but not be limited to, one or more of the following: operating earnings, net earnings, return on equity, income, market share, shareholder return, combined ratio, level of expenses or growth in revenue. The Committee will determine the length of the performance period. Award payments made in cash rather than by the issuance of shares will not result in additional shares being available under the Plan.

EMPLOYMENT; TRANSFERABILITY

     The Committee is authorized under the Plan to adopt policies regarding the entitlement of participants in the event of retirement, permanent disability or death, or in cases of special circumstances. These policies may vary depending upon the specific circumstances and the individual involved.

     The Committee in its sole discretion may permit the assignment or transfer of the rights and interests of a participant under the Plan, and of any security issued or granted under the Plan; provided, however, an award under the Plan may not be assignable or transferrable unless the exercise thereof and subsequent sale are eligible for registration on a Registration Statement on Form S-8.

AMENDMENTS

     The Committee may amend, alter or discontinue the Plan at any time but may not, without the affected participant's consent, make any amendment, alteration or discontinuation that would impair the rights of a participant under an award previously granted. In addition, the Committee may not, without shareholder approval, adopt any amendment which would (a) increase the number of shares of Common Stock which may be issued under the Plan (except in the event of certain extraordinary occurrences, as described in the Plan), (b) change the employees or class of employees eligible to participate in the Plan, or (c) change the terms of grants to Non-Employee Directors provided for in the Plan.

                               NEW PLAN BENEFITS
                  WILTEK, INC.'S 1999 LONG-TERM INCENTIVE PLAN

                                                                         NUMBER OF SHARES
                                                                            UNDERLYING
NAME AND POSITION                                       DOLLAR VALUE        OPTIONS(1)
-----------------                                       ------------    ------------------
Non-Employee Director Group
John C. Maxwell, III..................................     $8,740(2)          20,000
Peter J. Boni.........................................     $8,740(2)          20,000
Graeme MacLetchie.....................................     $8,740(2)          20,000
Stephen D. Grubbs.....................................     $5,000(3)          20,000
Nathan Gantcher.......................................           (4)          20,000

---------------
(1) Represents non-qualified stock option awards to be made under the Plan, subject to shareholder approval.

(2) Based on the difference between the last reported trading price on April 8, 1999, the trading day before the date such individual became entitled to receive options, and the last reported trading price on June 3, 1999.

(3) Based on the difference between the last reported trading price on May 28, 1999, the trading day before the date such individual became entitled to receive options, and the last reported trading price on June 3, 1999.

(4) Not yet determinable.
                            ------------------------

FEDERAL INCOME TAX CONSEQUENCES

     The following is a summary of the Federal income tax treatment of the incentive stock options, non-qualified stock options, stock appreciation rights, limited stock appreciation rights, restricted stock awards and performance shares that may be granted under the Plan based upon the current provisions of the Code and regulations promulgated thereunder.

     INCENTIVE STOCK OPTIONS. Incentive stock options under the Plan are intended to meet the requirements of Section 422 of the Code. Under this section of the Code, the grant of an incentive stock option will not result in the realization of income to the option holder, and the Corporation will likewise not be entitled to a deduction. Furthermore, if an option holder acquires stock upon the exercise of an incentive stock option, no income will result to the option holder and the Corporation will be allowed no deduction as a result of such exercise if the following conditions are met: (a) at all times during the period beginning with the date of the grant of the option and ending on the date three months before the date of such exercise, the option holder is an employee of the Corporation or of a subsidiary; and (b) the option holder makes no disposition of the stock within two years from the date the option is granted nor within one year after the option is exercised. In the event of a sale of such stock by the option holder after compliance with these conditions, any gain realized over the price paid for the stock will ordinarily be treated as a capital gain, and any loss will ordinarily be treated as a capital loss, in the year of sale. The exercise of an incentive stock option may result in alternative minimum tax liability to the option holder.

     If the option holder fails to comply with the employment or holding period requirements discussed above, such person will be treated as having received compensation taxable as ordinary income and/or having received a capital gain (or loss) in an amount equal to the difference between the option price and the fair market value of the shares on the date of exercise, in accordance with the provisions of the Code. If the option holder is treated as having received compensation because of this failure to comply with either condition above, an equivalent deduction from income will be allowed to the Corporation in the same year.

     NON-QUALIFIED STOCK OPTIONS. The grant of a non-qualified stock option will not result in the realization of income for Federal tax purposes for an option holder, nor will the grant entitle the Corporation to a tax deduction. An option holder who exercises a non-qualified stock option will generally realize compensation taxable as ordinary income in an amount equal to the difference between the option price and the fair market value of the shares on the date of exercise, and the Corporation will be entitled to a deduction from income in the same amount. The option holder's basis in such shares will be the fair market value on the date exercised, and capital gain or loss will be recognized in the year of a subsequent sale.

     STOCK APPRECIATION RIGHTS. The grant of a stock appreciation right will not result in tax consequences to the Corporation or to an award holder. A holder who exercises a stock appreciation right will realize compensation taxable as ordinary income in an amount equal to the cash or the fair market value of the shares or other property received on the date of exercise, and the Corporation will be entitled to a deduction in the same amount.

     If an employee allows a stock appreciation right granted in tandem with an option to expire, otherwise than as a result of exercising a related option, the Internal Revenue Service may contend that the employee will have taxable income in the year of expiration equal to the amount of cash or the fair market value of stock or other property which he would have received if he had exercised his stock appreciation right immediately before it expired. In addition, under Treasury Regulations governing incentive stock options, a stock appreciation right with respect to an incentive stock option must be granted at the same time the incentive stock option is granted in order to ensure that the incentive stock option remains qualified as such.

     LIMITED STOCK APPRECIATION RIGHTS. The grant of a limited stock appreciation right will not result in tax consequences to the Corporation or to a participant. A participant who exercises a limited stock appreciation right will realize compensation taxable as ordinary income in an amount equal to the cash or the fair market value of the shares or other property received on the date of exercise, and the Corporation will be entitled to a deduction in the same amount. A participant who does not exercise at the time of a change in control and allows the limited stock appreciation rights to lapse could be taxed as though exercise had occurred at either of those two dates.

     RESTRICTED STOCK AWARDS. Restricted stock awards granted under the Plan will constitute taxable income to the recipient, and a deductible expense to the Corporation, in the year in which the restrictions lapse unless the participant elects to recognize income in the year the award is made. Unless such an election is made, the amount of the taxable income and corresponding deduction will be equal to the excess of the fair market value of the stock on the date the restrictions lapse over the amount, if any, paid for such stock. The Corporation is also allowed a compensation deduction for dividends paid to participants (provided they have not elected to recognize income at the time of the award) on restricted stock while the restrictions remain in force.

     PERFORMANCE SHARES. Performance Shares awarded under the Plan will not constitute a taxable event to the recipient until such time as the recipient actually receives shares of Common Stock or cash or other property related to such award. The amount of taxable income will be equal to the amount of cash received or the fair market value of stock or other property received at such time. The Corporation will be entitled to a compensation deduction in the same year.

     PERFORMANCE-BASED COMPENSATION. Generally, a federal income tax deduction is unavailable for annual compensation in excess of $1,000,000 paid to any of the five most highly compensated officers of a public company. Compensation that qualifies as performance-based compensation, however, is not counted toward the $1,000,000 limit. All grants made under the Plan other than grants of Restricted Stock are intended to qualify as performance-based compensation.

INTEREST OF CERTAIN PERSONS

     Each of the directors and executive officers of the Corporation has an interest in the proposal to adopt the Plan because all employees and non-employee directors of the Corporation are eligible to receive awards under such Plan. However, no determination has yet been made as to specific recipients and amounts of such awards.

MISCELLANEOUS

     If the Merger is approved, then upon consummation of the Merger, the Plan will be re-named "E-Sync Networks, Inc.'s 1999 Long-Term Incentive Plan", and will apply to the Surviving Corporation in the same manner as it is applicable to the Corporation.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors recommends approval of the Plan. Proxies solicited by the Board of Directors will be voted FOR the Plan unless shareholders specify otherwise.

                            INDEPENDENT ACCOUNTANTS

     Grant Thornton LLP acted as the Corporation's independent accountants in the audit of its books and accounts for the fiscal year which ended October 31, 1998. The fiscal year-end of the Corporation has been changed to December 31, effective with the fiscal year ending in 1999. KPMG LLP has been retained to act as independent accountants for the current fiscal year ending December 31, 1999. Representatives of KPMG LLP are expected to be present at the meeting and will have the opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions.

                             SHAREHOLDER PROPOSALS

     Proposals of shareholders submitted for consideration at the 2000 Annual Meeting of Shareholders must be received by the Corporation no later than February 24, 2000 in order to be included in the proxy statement and proxy card for that meeting.

                                 OTHER MATTERS

     As of the date of this Proxy Statement, the management has no knowledge of any other business to be presented to the meeting, but if other business is properly brought before the meeting the persons named in the Proxy will vote according to their discretion.

                                          By Order of the Board of Directors,

                                          Walter R. Keisch
                                          Secretary

Dated: June 24, 1999

                                                                       Exhibit A

                          CONNECTICUT GENERAL STATUTES
                               DISSENTERS' RIGHTS

33-855.  DEFINITIONS

     As used in section 33-855 to 33-872, inclusive:

     1. "Corporation" means the issuer of the shares held by a dissenter before the corporate action or the surviving or acquiring corporation by merger or share exchange of that issuer.

     2. "Dissenter" means a shareholder who is entitled to dissent from corporate action under section 33-856 and who exercises that right when and in the manner required by sections 33-860 to 33-868, inclusive.

     3. "Fair value", with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action.

     4. "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at a rate that is fair and equitable under all the circumstances.

     5. "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with a corporation.

     6. "Beneficial shareholder" means the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

     7. "Shareholder" means the record shareholder or the beneficial shareholder.

33-856.  RIGHT TO DISSENT

     (a) A shareholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of, any of the following corporate actions:

        (1) Consummation of a plan of merger to which the corporation is a party
            (A) if shareholder approval is required for the merger by section 33-817 or the certificate of incorporation and the shareholder is entitled to vote on the merger or (B) if the corporation is a subsidiary that is merged with its parent under section 33-818;

        (2) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired, if the shareholder is entitled to vote on the plan;

        (3) Consummation of a sale or exchange of all, or substantially all, of the property of the corporation other than in the usual and regular course of business, if the shareholder is entitled to vote on the sale or exchange, including a sale in dissolution, but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within one year after the date of sale;

        (4) An amendment of the certificate of incorporation that materially and adversely affects rights in respect of a dissenter's shares because it: (A) alters or abolishes a preferential right of the shares; (B) creates, alters or abolishes a right in respect of redemption, including a provision respecting a sinking fund for the redemption or repurchase, of the shares; (C) alters or abolishes a preemptive right of the holder of the shares to acquire shares or other securities; (D) excludes or limits the right of the shares to vote on any matter, or to cumulate votes, other than a limitation by dilution through issuance of shares or other securities with similar voting rights; or (E) reduces the number of shares owned by the shareholder to a fraction of a share if the fractional share so created is to be acquired for cash under section 33-668; or

        (5) Any corporate action taken pursuant to a shareholder vote to the extent the certificate of incorporation, by-laws or a resolution of the board of directors provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares.

     (b) Where the right to be paid the value of shares is made available to a shareholder by this section, such remedy shall be his exclusive remedy as holder of such shares against the corporate transactions described in this section, whether or not he proceeds as provided in sections 33-855 to 33-872, inclusive.

33-857.  DISSENT BY NOMINEES AND BENEFICIAL OWNERS

     (a) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the corporation in writing of the name and address of each person on whose behalf he asserts dissenters' rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different shareholders.

     (b) A beneficial shareholder may assert dissenters' rights as to shares held on his behalf only if: (1) he submits to the corporation the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and (2) he does so with respect to all shares of which he is the beneficial shareholder or over which he has power to direct the vote.

33-858, 33-859.  RESERVED FOR FUTURE USE

33-860.  NOTICE OF DISSENTERS' RIGHTS

     (a) If proposed corporate action creating dissenters' rights under section 33-856 is submitted to a vote at a shareholders' meeting, the meeting notice shall state that shareholders are or may be entitled to assert dissenters' rights under sections 33-855 to 33-872, inclusive, and be accompanied by a copy of said sections.

     (b) If corporate action creating dissenters' rights under section 33-856 is taken without a vote of shareholders, the corporation shall notify in writing all shareholders entitled to assert dissenters' rights that the action was taken and send them the dissenters' notice described in section 33-862.

33-861.  NOTICE OF INTENT TO DEMAND PAYMENT

     (a) If proposed corporate action creating dissenters' rights under section 33-856 is submitted to a vote at a shareholders' meeting, a shareholder who wishes to assert dissenters' rights (1) shall deliver to the corporation before the vote is taken written notice of his intent to demand payment for his shares if the proposed action is effectuated and (2) shall not vote his shares in favor of the proposed action.

     (b) A shareholder who does not satisfy the requirements of subsection (a) of this section is not entitled to payment for his shares under sections 33-855 to 33-872, inclusive.

33-862.  DISSENTERS' NOTICE

     (a) If proposed corporate action creating dissenters' rights under section 33-856 is authorized at a shareholders' meeting, the corporation shall deliver a written dissenters' notice to all shareholders who satisfied the requirements of section 33-861.

     (b) The dissenters' notice shall be sent no later than ten days after the corporate action was taken and shall:

        (1) State where the payment demand must be sent and where and when certificates for certificated shares must be deposited;

        (2) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

        (3) Supply a form for demanding payment that includes the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action and requires that the person asserting dissenters' rights certify whether or not he acquired beneficial ownership of the shares before that date;

        (4) Set a date by which the corporation must receive the payment demand, which date may not be fewer than thirty nor more than sixty days after the date the subsection (a) of this section notice is delivered; and

        (5) Be accompanied by a copy of sections 33-855 to 33-872, inclusive.

33-863.  DUTY TO DEMAND PAYMENT

     (a) A shareholder sent a dissenters' notice described in section 33-862 must demand payment, certify whether he acquired beneficial ownership of the shares before the date required to be set forth in the dissenters' notice pursuant to subdivision (3) of subsection (b) of said section and deposit his certificates in accordance with the terms of the notice.

     (b) The shareholder who demands payment and deposits his share certificates under subsection (a) of this section retains all other rights of a shareholder until these rights are canceled or modified by the taking of the proposed corporate action.

     (c) A shareholder who does not demand payment or deposit his share certificates where required, each by the date set in the dissenters' notice, is not entitled to payment for his shares under sections 33-855 to 33-872, inclusive.

33-864.  SHARE RESTRICTIONS

     (a) The corporation may restrict the transfer of uncertificated shares from the date the demand for their payment is received until the proposed corporate action is taken or the restrictions released under section 33-866.

     (b) The person for whom dissenters' rights are asserted as to uncertificated shares retains all other rights of a shareholder until these rights are canceled or modified by the taking of the proposed corporate action.

33-865.  PAYMENT

     (a) Except as provided in section 33-867, as soon as the proposed corporate action is taken, or upon receipt of a payment demand, the corporation shall pay each dissenter who complied with section 33-863 the amount the corporation estimates to be the fair value of his shares, plus accrued interest.

     (b) The payment shall be accompanied by: (1) the corporation's balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, a statement of changes in shareholders' equity for that year and the latest available interim financial statements, if any; (2) a statement of the corporation's estimate of the fair value of the shares; (3) an explanation of how the interest was calculated; (4) a statement of the dissenter's right to demand payment under section 33-860; and
(5) a copy of sections 33-855 to 33-872, inclusive.

33-866.  FAILURE TO TAKE ACTION

     (a) If the corporation does not take the proposed action within sixty days after the date set for demanding payment and depositing share certificates, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

     (b) If after returning deposited certificates and releasing transfer restrictions, the corporation takes the proposed action, it must send a new dissenters' notice under section 33-862 and repeat the payment demand procedure.

33-867.  AFTER-ACQUIRED SHARES

     (a) A corporation may elect to withhold payment required by section 33-865 from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenters' notice as the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action.

     (b) To the extent the corporation elects to withhold payment under subsection (a) of this section, after taking the proposed corporate action, it shall estimate the fair value of the shares, plus accrued interest, and shall pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated and a statement of the dissenter's right to demand payment under section 33-868.

33-868.  PROCEDURE IF SHAREHOLDER DISSATISFIED WITH PAYMENT OR OFFER

     (a) A dissenter may notify the corporation in writing of his own estimate of the fair value of his shares and amount of interest due, and demand payment of his estimate, less any payment under section 33-865, or reject the corporation's offer under section 33-867 and demand payment of the fair value of his shares and interest due, if:

        (1) The dissenter believes that the amount paid under section 33-865 or offered under section 33-867 is less than the fair value of his shares or that the interest due is incorrectly calculated;

        (2) The corporation fails to make payment under section 33-865 within sixty days after the date set for demanding payment; or

        (3) The corporation, having failed to take the proposed action, does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares within sixty days after the date set for demanding payment.

     (b) A dissenter waives his right to demand payment under this section unless he notifies the corporation of his demand in writing under subsection (a) of this section within thirty days after the corporation made or offered payment for his shares.

33-869, 33-870.  RESERVED FOR FUTURE USE

33-871.  COURT ACTION

     (a) If a demand for payment under section 33-868 remains unsettled, the corporation shall commence a proceeding within sixty days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

     (b) The corporation shall commence the proceeding in the superior court for the judicial district where a corporation's principal office or, if none in this state, its registered office is located. If the corporation is a foreign corporation without a registered office in this state, it shall commence the proceeding in the superior court for the judicial district where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign corporation was located.

     (c) The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unsettled parties to the proceeding as in an action against their shares and all parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

     (d) The jurisdiction of the court in which the proceeding is commenced under subsection (b) of this section is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to it. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

     (e) Each dissenter made a party to the proceeding is entitled to judgment
(1) for the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the corporation, or (2) for the fair value, plus accrued interest, of his after-acquired shares for which the corporation elected to withhold payment under section 33-867.

33-872.  COURT COSTS AND COUNSEL FEES

     (a) The court in an appraisal proceeding commenced under section 33-871 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment under section 33-868.

     (b) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable: (1) against the corporation and in favor of any or all dissenters if the court finds the corporation did not substantially comply with the requirements of sections 3-860 to 33-868, inclusive; or (2) against either the corporation or a dissenter, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by sections 33-855 to 33-872, inclusive.

     (c) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to these counsel reasonable fees to be paid out of the amounts awarded the dissenters who were benefited.

                                                                       Exhibit B

                          AGREEMENT AND PLAN OF MERGER

     AGREEMENT AND PLAN OF MERGER dated June   , 1999, by and between WILTEK,
INC., a Connecticut corporation (hereinafter called "Wiltek"), and E-SYNC NETWORKS, INC., a Delaware corporation (hereinafter called "E-Sync"; Wiltek and E-Sync being hereinafter sometimes collectively referred to as the "Constituent Corporations").

                              W I T N E S S E T H:

     WHEREAS, Wiltek is a corporation duly organized and existing under the laws of the State of Connecticut, under its present name, and has, as of the date hereof, authorized capital stock of ten million (10,000,000) shares, of which one million (1,000,000) shares are preferred stock, no par value per share ("Wiltek Preferred Stock"), and nine million (9,000,000) shares are common stock, no par value per share ("Wiltek Common Stock"), of which 4,062,128 shares of common stock and 1,000,000 shares of preferred stock are issued and outstanding; and

     WHEREAS, the 1,000,000 outstanding shares of Wiltek Preferred Stock have been designated as Senior Convertible Series A Preferred Stock ("Wiltek Series A Preferred Stock"); and

     WHEREAS, E-Sync is a corporation duly organized and existing under the laws of the State of Delaware, under its present name, and has, as of the date hereof, authorized capital stock of sixty million (60,000,000) shares, of which ten million (10,000,000) shares are preferred stock, par value $0.01 per share, and fifty million (50,000,000) shares are common stock, par value $0.01 per share, of which 100 shares of common stock are issued and outstanding and held by Wiltek beneficially and of record; and

     WHEREAS, 1,000,000 shares of E-Sync's preferred stock have been designated as Senior Convertible Series A Preferred Stock ("Surviving Corporation Series A Preferred Stock"); and

     WHEREAS, Wiltek and E-Sync wish to effect the merger of Wiltek with and into E-Sync (the "Merger"), with E-Sync being the surviving corporation of the Merger, as authorized by the statutes of the States of Delaware and Connecticut under and pursuant to the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, and for the purpose of prescribing the terms and conditions of the Merger, the mode of carrying the same into effect, the manner and basis of converting or exchanging the shares of each of the Constituent Corporations into or for shares of the Surviving Corporation (as hereinafter defined), or the cash to be paid or to be delivered in exchange for shares of a Constituent Corporation, and such other details and provisions as are deemed necessary or proper, the parties hereto have agreed and do hereby agree as follows:

                                   ARTICLE I

     In accordance with the provisions of this Agreement, the provisions of the Delaware General Corporation Law and the provisions of the Connecticut Business Corporation Act, Wiltek shall be merged with and into E-Sync, which is hereby designated as the "Surviving Corporation", which shall not be a new corporation and which shall continue its corporate existence as a Delaware corporation to be governed by the laws of the State of Delaware. The name of the Surviving Corporation shall be E-SYNC NETWORKS, INC.

                                   ARTICLE II

     The Certificate of Incorporation of E-Sync, as in existence at the Effective Time of the Merger (as hereinafter defined), shall become and be the Certificate of Incorporation of the Surviving Corporation.

                                  ARTICLE III

     The By-laws of E-Sync as in existence at the Effective Time of the Merger shall become and be the By-laws of the Surviving Corporation until thereafter duly altered, amended or repealed.

                                   ARTICLE IV

     The directors and officers of Wiltek immediately prior to the Effective Time of the Merger shall be the directors and officers of the Surviving Corporation immediately upon the occurrence of the Merger, in both cases until such time as their successors shall have been duly elected and shall have qualified.

                                   ARTICLE V

     The authorized capital stock of the Surviving Corporation at the Effective Time of the Merger shall consist of 50,000,000 shares of Common Stock, no par value per share (hereinafter called "Common Stock of the Surviving Corporation"), and 10,000,000 shares of Preferred Stock, no par value per share (hereinafter called "Preferred Stock of the Surviving Corporation") of which 1,000,000 shares will be Surviving Corporation Series A Preferred Stock.

                                   ARTICLE VI

     The manner and basis of converting or exchanging the capital stock of each of the Constituent Corporations into or for capital stock of the Surviving Corporation, or the cash and securities to be paid or delivered in exchange therefor, as the case may be, at the Effective Time of the Merger, and the mode of carrying the Merger into effect, shall be as follows:

     (a) Each share of E-Sync Common Stock issued and outstanding at the Effective Time of the Merger shall, by virtue of the Merger and without any further action on the part of the holder thereof, be canceled without consideration.

     (b) Each share of Wiltek Common Stock issued and outstanding at the Effective Time of the Merger shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and shall become one fully paid and nonassessable share of the Common Stock of the Surviving Corporation, which shares shall constitute the only issued and outstanding shares of common stock of the Surviving Corporation.

     (c) Each share of Wiltek Series A Preferred Stock issued and outstanding at the Effective Time of the Merger shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and shall become one fully paid and nonassessable share of the Surviving Corporation Series A Preferred Stock, which shares shall constitute the only issued and outstanding shares of Preferred Stock of the Surviving Corporation.

     (d) 1. As soon as practicable after the Effective Time of the Merger, each holder of Wiltek Common Stock converted pursuant to Article 6(b) hereof and each holder of Wiltek Series A Preferred Stock converted pursuant to Article 6(c) hereof, as the case may be, will be entitled to receive certificates representing the shares of Common Stock of the Surviving Corporation as provided in Article 6(b) hereof or the shares of Surviving Corporation Series A Preferred Stock pursuant to Article 6(c) hereof, as the case may be, in either case upon surrender to the Surviving Corporation of one or more certificates representing such holder's shares of Wiltek Common Stock or Wiltek Series A Preferred Stock, as the case may be, for cancellation. Until so surrendered, each such certificate shall upon and after the Effective Time of the Merger be deemed for all purposes to represent and evidence only the right to receive a certificate representing the specified number of shares of Common Stock of the Surviving Corporation or Surviving Corporation Series A Preferred Stock, as the case may be.

     2. With respect to the claim for share certificates under Articles 6(b) or 6(c) of any record holder of shares of either Wiltek Common Stock or Wiltek Preferred Stock whose share certificates have been lost or destroyed, the Board of Directors of the Surviving Corporation, in its discretion, may impose such terms and conditions precedent to the delivery of such certificates as it deems expedient, and may require such bonds or other indemnities as it deems adequate to protect the Surviving Corporation from any claim that may be brought against it with respect to any certificate alleged to have been lost or destroyed.

     3. At the Effective Time of the Merger, the stock transfer books of Wiltek shall be closed, and no transfers of Wiltek Common Stock or Wiltek Preferred Stock shall thereafter be made.

     (e) If any certificate for shares of Common Stock or Preferred Stock of the Surviving Corporation is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of the issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer and that the person requesting such exchange pay to the Surviving Corporation any transfer or other taxes required by reason of the issuance of a certificate for shares of Common Stock or Preferred Stock of the Surviving Corporation in any name other than that of the registered holder of the certificate surrendered, or establish to the satisfaction of the Surviving Corporation that such tax has been paid or is not payable.

                                  ARTICLE VII

     At the Effective Time of the Merger:

     (a) The number of shares of Common Stock and Preferred Stock of the Surviving Corporation which the outstanding shares of Wiltek Common Stock and Preferred Stock shall have become pursuant to the provisions of Article VI of this Agreement and Plan of Merger shall be deemed to be issued and outstanding, and the capital of the Surviving Corporation shall be $0.33 for each share of Common Stock or Preferred Stock of the Surviving Corporation then issued and outstanding.

     (b) All outstanding warrants, options, agreements, convertible securities or other commitments (collectively "Options") pursuant to which Wiltek is or may become obligated to issue any shares of its capital stock or other securities of Wiltek shall, automatically and without further action on the part of the holder thereof, be converted into Options giving the holder thereof the right to purchase the same number of shares of Common Stock or Preferred Stock, as the case may be, of the Surviving Corporation, at the same exercise price per share, and containing such other terms and conditions, as pertained under the Options outstanding immediately prior to the Effective Time of the Merger.

                                  ARTICLE VIII

     Notwithstanding the approval and adoption of this Agreement and Plan of Merger by Wiltek and E-Sync, this Agreement and Plan of Merger may be terminated at any time prior to the Effective Time of the Merger upon the agreement of Wiltek and E-Sync. In the event of the termination of this Agreement and Plan of Merger as provided above, this Agreement and Plan of Merger shall forthwith become void and there shall be no liability on the part of any of the parties hereto.

                                   ARTICLE IX

     The Merger shall become effective when all the following actions shall have been taken in the following order: (a) this Agreement and Plan of Merger shall have been adopted, approved, executed, acknowledged and certified on behalf of each Constituent Corporation in accordance with the General Corporation Law of the State of Delaware and the Connecticut Business Corporation Act; (b) an appropriate Articles of Merger shall have been signed, verified and sealed on behalf of each Constituent Corporation and delivered to and filed by the Secretary of the State of the State of Connecticut in accordance with the Connecticut Business Corporation Act; and (c) this Agreement and Plan of Merger so adopted, approved, executed, acknowledged and certified shall have been filed in the office of the Secretary of State of the State of Delaware (the particular time and date at which the later to occur of the two aforesaid filings shall take place is herein referred to as the "Effective Time of the Merger").

     At the Effective Time of the Merger:

     (a) except to the extent otherwise provided by this Agreement and Plan of Merger and by law, the separate existence of Wiltek shall cease;

     (b) Wiltek shall be merged in accordance with the provisions of this Agreement and Plan of Merger with and into E-Sync, which shall continue, as the Surviving Corporation, to be subject to the laws of the State of Delaware and to the jurisdiction of its courts; and

     (c) the rights, privileges, powers and franchises, as well of a public as of a private nature, of each of the Constituent Corporations shall be vested in and possessed by the Surviving Corporation, subject to all the restrictions, disabilities and duties of each of the Constituent Corporations; and all and singular the rights, privileges, powers and franchises of each of the Constituent Corporations, and all property, real, personal and mixed, of each of the Constituent Corporations and all debts due to each of the Constituent Corporations on whatever account, as well for stock subscriptions as all other things in action or belonging to each of the Constituent Corporations, shall be vested in the Surviving Corporation, and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter the property of the Surviving Corporation to the same extent that they were of the respective Constituent Corporations, and the title to any real estate vested by deed or otherwise, under the laws of the State of Delaware, the State of Connecticut or of any other jurisdiction, in either of the Constituent Corporations, shall not revert or in any way be impaired by reason of the Merger; provided, however, that all rights of creditors and all liens upon any property of either of the Constituent Corporations shall be preserved unimpaired, limited in lien to the property affected by such liens at the time of the Merger, and all debts, liabilities and duties of the respective Constituent Corporations shall thenceforth attach to the Surviving Corporation, and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it.

                                   ARTICLE X

     The Surviving Corporation as soon as practicable after the Effective Time of the Merger shall, pursuant to Section 103(c)(5) of the Delaware General Corporation Law, cause a copy of this Agreement and Plan of Merger, certified by the Secretary of State of the State of Delaware, to be recorded in the office of the Recorder of the County of New Castle, Delaware. If at any time the Surviving Corporation shall consider or be advised that any further assignment or assurance in law or other action is necessary or desirable to vest, perfect, or confirm, of record or otherwise, in the Surviving Corporation, the title to any property or rights of Wiltek or E-Sync acquired or to be acquired by or as a result of the Merger, the proper officers and directors of Wiltek and the Surviving Corporation, respectively, shall be, and they hereby are, severally and fully authorized to execute and deliver such proper deeds, assignments and assurances in law and take such other action as may be necessary or proper in the name of Wiltek or the Surviving Corporation to vest, perfect or confirm title to such property or rights in the Surviving Corporation and otherwise carry out the purposes of this Agreement and Plan of Merger.

                                   ARTICLE XI

     For the convenience of the parties and to facilitate the filing and recording of this Agreement and Plan of Merger, any number of counterparts hereof may be executed, and each such counterpart shall be deemed to be an original instrument.

     This Agreement and Plan of Merger shall not be amended except by an instrument in writing signed on behalf of the parties hereto.

     This Agreement and Plan of Merger and the legal relations between the parties hereto shall be governed by and construed in accordance with the laws of the State of Delaware, except insofar as the internal law of the State of Connecticut shall mandatorily apply to the Merger.

     IN WITNESS WHEREOF, Wiltek has caused this Agreement and Plan of Merger to be signed by its President and its Secretary pursuant to due authorization adopting and approving this Agreement and Plan of

Merger; E-Sync has caused this Agreement and Plan of Merger to be signed by its President and its Secretary pursuant to due authorization adopting and approving this Agreement and Plan of Merger; and Wiltek and E-Sync have each caused its corporate seal to be hereto affixed, all on the date first above written.

                                          WILTEK, INC.

                                          By:
                                            ------------------------------------
                                            President
[corporate seal]

                                          By:
                                            ------------------------------------
                                            Secretary

                                          E-SYNC NETWORKS, INC.

                                          By:
                                            ------------------------------------
                                            President
[corporate seal]

                                          By:
                                            ------------------------------------
                                            Secretary

                                                                       Exhibit C

                          CERTIFICATE OF INCORPORATION

                                       OF

                             E-SYNC NETWORKS, INC.

          (UNDER SECTION 102 OF THE DELAWARE GENERAL CORPORATION LAW)

                                    * * * *

     FIRST:  The name of the corporation is E-Sync Networks, Inc.

     SECOND: The purpose of the corporation is to engage in any lawful act or activity for which corporations may be formed under the General Corporation Law of the State of Delaware (the "G.C.L.").

     THIRD: (a) The total number of shares of all classes of capital stock which the corporation shall have authority to issue is Sixty Million (60,000,000) of which Ten Million (10,000,000) shares shall be Preferred Stock, par value $0.01 per share, and Fifty Million (50,000,000) shares shall be Common Stock, par value $0.01 per share.

                (b) The Board of Directors of the corporation is authorized to provide for the issuance of the shares of Preferred Stock in series, by filing a certificate pursuant to the applicable law of the State of Delaware to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations and restrictions thereof.

     The authority of the Board with respect to each series shall include, but not be limited to, determination of the following:

     (i) The number of shares constituting that series and the distinctive designation of that series;

     (ii) The dividend rate of the shares of that series, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends of that series;

     (iii) Whether that series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

     (iv) Whether that series shall have conversion privileges, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

     (v) Whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

     (vi) Whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund;

     (vii) The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the corporation, and the relative rights of priority, if any, of payment of shares of that series; and

     (viii) Any other relative rights, preferences and limitations of that series.

     FOURTH: The address of the registered office of the corporation in the State of Delaware is located at 1013 Centre Road, City of Wilmington, County of New Castle, Delaware 19805, and the name of the registered agent of the corporation at such address is Corporation Service Company.

     FIFTH: In addition to any affirmative vote required by law, by this Certificate of Incorporation or by any instrument establishing one or more series of Preferred Stock, unless recommended to the shareholders by the Board of Directors: (i) any merger or consolidation of the corporation; (ii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions) of all or substantially all of the assets of the Corporation; or (iii) any amendment of this Article FIFTH of this Certificate of Incorporation shall require the affirmative vote of the holders of at least 75 percent of the then-outstanding shares of the stock having voting rights, voting together as a single class. Such affirmative vote shall be required notwithstanding any other provisions of this Certificate of Incorporation or any provision of law which might otherwise permit a lesser vote or no vote.

     SIXTH: The Board of Directors shall have the power to make, alter or repeal the By-laws of the corporation.

     SEVENTH: The election of the Board of Directors need not be by written ballot unless the By-laws so provide.

     EIGHTH: Whenever a compromise or arrangement is proposed between this corporation and its creditors or any class of them and/or between this corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this corporation under sec.291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this corporation under sec.279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this corporation, as the case may be, and also on this corporation.

     NINTH: The corporation shall indemnify, and advance expenses, to the fullest extent permitted by Section 145 of the G.C.L. as amended from time to time to each person that such section grants the corporation the power to indemnify and advance expenses to.

     TENTH: No director of the corporation shall be personally liable to the corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director; provided, however, that the foregoing clause shall not apply to any liability of a director (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of Title 8 of the G.C.L., or (iv) for any transaction from which the director derived an improper personal benefit. If the G.C.L. is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the corporation shall be eliminated or limited to the fullest extent permitted by the G.C.L., as so amended. The provisions of this paragraph are not intended to, and shall not, limit, supersede or modify any other defense available to a director under applicable law. Any repeal or modification of the foregoing paragraph by the stockholders of the corporation shall not adversely affect any right or protection of a director of the corporation existing at the time of such repeal or modification.

                                          --------------------------------------
                                          David I. Albin, Esq.
                                          Sole Incorporator

Dated: June   , 1999

                                                                       EXHIBIT D

                    CERTIFICATE OF DESIGNATIONS, PREFERENCES
                         AND RIGHTS OF PREFERRED STOCK
                                       OF
                             E-SYNC NETWORKS, INC.

E-Sync Networks, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware,

DOES HEREBY CERTIFY:

     That, pursuant to authority conferred upon the Board of Directors by the Certificate of Incorporation of said corporation, and pursuant to the provisions of Section 151 of Title 8 of the Delaware Code of 1953, said Board of Directors adopted a resolution by the unanimous written consent of its members, filed with the minutes of the Board, providing for the issuance of a series of a new series of preferred stock designated as "Senior Convertible Series A Preferred Stock", which resolution is as follows:

     RESOLVED that, pursuant to the authority vested in the Board of Directors of E-Sync Networks, Inc., a Delaware corporation (the "Company") in accordance with the provisions of the Certificate of Incorporation of the Company (the "Certificate of Incorporation"), a series of the class of authorized Senior Convertible Series A Preferred Stock, par value $0.01 per share, of the Company, is hereby created and that the designation and number of shares thereof and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations and restrictions thereof are as follows:

     SECTION 1.  DESIGNATION AND NUMBER.

     (a) The shares of such series shall be designated as "Senior Convertible Series A Preferred Stock" (the "Series A Stock"). The number of shares initially constituting the Series A Stock shall be 1,000,000, which number may be decreased (but not increased) by the Board of Directors without a vote of stockholders; provided, however, that such number may not be decreased below the number of then outstanding shares of Series A Stock.

     (b) The Series A Stock shall, with respect to dividend rights and rights upon liquidation, dissolution or winding up, rank prior to all other classes and series of capital stock of the Company now or hereafter authorized (except as may be authorized pursuant to Section 3(b)) including, without limitation, the Common Stock.

     (c) Capitalized terms used herein and not otherwise defined shall have the meanings set forth in Section 9.

     SECTION 2.  DIVIDENDS AND DISTRIBUTIONS.

     In the event that the Company shall declare a dividend or make any other distribution (including, without limitation, in cash, in capital stock (which shall include, without limitation, any options, warrants or other rights to acquire capital stock) of the Company or other property or assets) to holders of Common Stock, then the Board of Directors shall declare, and the holder of each share of Series A Stock shall be entitled to receive, a dividend or distribution in an amount equal to the amount of such dividend or distribution received by a holder of the number of shares of Common Stock for which such share of Series A Stock is convertible on the record date for such dividend or distribution. Any such amount shall be paid to the holders of shares of Series A Stock at the same time such dividend or distribution is made to holders of Common Stock.

     SECTION 3.  VOTING RIGHTS.

     In addition to any voting rights provided by law or in the Securities Purchase Agreement, the holders of shares of Series A Stock shall have the following voting rights:

     (a) So long as the Series A Stock is outstanding, each share of Series A Stock shall entitle the holder thereof to vote, in person or by proxy, at a special or annual meeting of stockholders, on each of the matters entitled to be voted on by holders of Common Stock, voting together as a single class with other shares entitled to vote thereon. With respect to any such vote, each share of Series A Stock shall entitle the holder thereof to cast that number of votes per share as is equal to the number of votes that such holder would be entitled to cast had such holder converted its shares of Series A Stock into Common Stock on the record date for determining the stockholders of the Company eligible to vote on any such matters.

     (b) Unless the consent or approval of a greater number of shares shall then be required by law, the affirmative vote of the holders of at least a majority of the outstanding shares of Series A Stock, voting separately as a single class, in person or by proxy, at a special or annual meeting of stockholders called for the purpose, shall be necessary to (i) authorize, increase the authorized number of shares of, or issue (including on conversion or exchange of any convertible or exchangeable securities or by reclassification), any shares of any class or classes of Senior Stock or Parity Stock, (ii) authorize, adopt or approve an amendment to the Certificate of Incorporation that would increase or decrease the par value of the shares of Series A Stock, or alter or change the powers, preferences or special rights of the shares of Series A Stock, other Parity Stock or Senior Stock, (iii) amend, alter or repeal the Certificate of Incorporation so as to affect the shares of Series A Stock adversely, including, without limitation, by granting any voting right to any holder of notes, bonds, debentures or other debt obligations of the Company, (iv) authorize or issue any security convertible into, exchangeable for or evidencing the right to purchase or otherwise receive any shares of any class or classes of Senior Stock or Parity Stock, or (v) effect an Extraordinary Event.

     (c) If on any date (i) the Company shall have failed to satisfy its obligation to convert shares of Series A Stock pursuant to Section 7, or (ii) a breach of Article 8 of the Securities Purchase Agreement shall have occurred and be continuing for a period of at least 30 days, then the number of directors constituting the Board of Directors shall, without further action, be increased by one and the holders of shares of Series A Stock shall have, in addition to the other voting rights set forth herein, the exclusive right, voting separately as a single class, to elect a director of the Company to fill such newly created directorship, by written consent as provided herein, or at a special meeting of such holders called as provided herein. Any such additional director shall continue as a director (subject to reelection or removal as provided in Section 3(d)(ii)) and the holders of Series A Stock shall have such additional voting rights until such time as (A) any conversion obligation provided in Section 7 that has become due shall have been satisfied or (B) there shall exist no breach of Article 8 of the Stock Purchase Agreement, as the case may be, at which time such additional director shall cease to be a director and such additional voting rights of the holders of Series A Stock shall terminate subject to revesting in the event of each and every subsequent event of the character indicated above, provided that the conditions set forth in the proviso above shall not have occurred. Notwithstanding anything to the contrary contained herein, in the event the Company shall have breached Section 8.9 of the Securities Purchase Agreement, all references to the right of the holders of shares of Series A Stock to elect one director to the Board of Directors of the Company shall instead refer to the right of such holders to elect that number of directors that shall constitute a majority of such Board of Directors.

     (d) (i) The right of holders of shares of Series A Stock to take any action as provided in Section 3(c) may be exercised at any annual meeting of stockholders or at a special meeting of holders of shares of Series A Stock held for such purpose as hereinafter provided or at any adjournment thereof, or by the written consent, delivered to the Secretary of the Company, of the holders of the minimum number of shares required to take such action, which shall be a majority of the outstanding shares of Series A Stock unless otherwise required by law.

     So long as such right to vote continues (and unless such right has been exercised by written consent of the minimum number of shares required to take such action), the President of the Company may call, and upon the written request of holders of record of at least 5% of the outstanding shares of Series A Stock, addressed to the Secretary of the Company at the principal office of the Company, shall call, a special meeting of the holders of shares entitled to vote as provided herein. Such meeting shall be held within 30 days after delivery of such request to the Secretary, at the place and upon the notice provided by law and in the by-laws of the Company for the holding of meetings of stockholders.

     (ii) At each meeting of stockholders at which the holders of shares of Series A Stock shall have the right, voting separately as a single class, to elect one director of the Company as provided in Section 3(c) (or, in the case of a breach of Section 8.9 of the Securities Purchase Agreement, the number of directors that shall constitute a majority of the Board of Directors) or to take any action, the presence in person or by proxy of the holders of record of one-third of the total number of shares of Series A Stock then outstanding and entitled to vote on the matter shall be necessary and sufficient to constitute a quorum. At any such meeting or at any adjournment thereof:

          (A) the absence of a quorum of the holders of shares of Series A Stock shall not prevent the election of directors other than those to be elected by the holders of shares of Series A Stock, and the absence of a quorum of the holders of shares of any other class or series of capital stock shall not prevent the election of directors to be elected by the holders of shares of Series A Stock, or the taking of any action as provided in this
     Section 3; and

          (B) in the absence of a quorum of the holders of shares of Series A Stock, a majority of the holders of such shares present in person or by proxy shall have the power to adjourn the meeting as to the actions to be taken by the holders of shares of Series A Stock from time to time and place to place without notice other than announcement at the meeting until a quorum shall be present.

     For taking of any action as provided in Section 3(b) or Section 3(c) by the holders of shares of Series A Stock, each such holder shall have one vote for each share of such stock standing in his name on the transfer books of the Company as of any record date fixed for such purpose or, if no such date be fixed, at the close of business on the Business Day next preceding the day on which notice is given, or if notice is waived, at the close of business on the Business Day next preceding the day on which the meeting is held.

     Each director elected by the holders of shares of Series A Stock as provided in Section 3(c) shall, unless his or her term shall expire earlier in accordance with the provisions thereof, hold office until the annual meeting of stockholders next succeeding his election or until his or her successor, if any, is elected and qualified.

     If any director so elected by the holders of Series A Stock shall cease to serve as a director before his or her term shall expire (except by reason of the termination of the voting rights accorded to the holders of Series A Stock in accordance with Section 3(c)), the holders of the Series A Stock then outstanding and entitled to vote for such director may, by written consent as provided herein, or at a special meeting of such holders called as provided herein, elect a successor to hold office for the unexpired term of the director whose place shall be vacant.

     Any director elected by the holders of shares of Series A Stock voting separately as a single class may be removed from office with or without cause by the vote or written consent of the holders of at least a majority of the outstanding shares of Series A Stock, at the time of removal. A special meeting of the holders of shares of Series A Stock may be called in accordance with the procedures set forth in Section 3(c)(i).

     SECTION 4.  CERTAIN RESTRICTIONS.

     (a) Whenever the Company shall not have converted shares of Series A Stock at a time required by Section 7, at such time and thereafter until all conversion obligations provided in Section 7 that have come due shall have been satisfied, the Company shall not: (A) declare or pay dividends, or make any other distributions, on any shares of Junior Stock, or (B) declare or pay dividends, or make any other distributions, on any shares of Parity Stock, except dividends or distributions paid ratably on the Series A Stock and all Parity Stock on which dividends are payable or in arrears, in proportion to the total amounts to which the holders of all shares of the Series A Stock and such Parity Stock are then entitled.

     (b) Whenever the Company shall not have converted shares of Series A Stock at a time required by Section 7, at such time and thereafter until all conversion obligations provided in Section 7 that have come due shall have been satisfied, the Company shall not redeem, purchase or otherwise acquire for consideration, or require the conversion of, any shares of Junior Stock or Parity Stock.

     (c) The Company shall not permit any Subsidiary of the Company, or cause any other Person, to purchase or otherwise acquire for consideration any shares of capital stock of the Company unless the Company could, pursuant to Section 4(b), purchase such shares at such time and in such manner.

     SECTION 5.  REACQUIRED SHARES.

     Any shares of Series A Stock converted, exchanged, redeemed, purchased or otherwise acquired by the Company or any of its Subsidiaries or other Affiliates in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares of Series A Stock shall upon their cancellation become authorized but unissued shares of Series A Stock, no par value, of the Company and, upon the filing of an appropriate certificate with the Secretary of State of the State of Connecticut, may be reissued as part of another series of preferred stock, no par value per share, of the Company subject to the conditions or restrictions on issuance set forth herein, but in any event may not be reissued as shares of Series A Stock or other Parity Stock unless all of the shares of Series A Stock issued on the Issue Date shall have already been redeemed, converted or exchanged.

     SECTION 6.  LIQUIDATION, DISSOLUTION OR WINDING UP.

     (a) If the Company shall commence a voluntary case under the United States bankruptcy laws or any applicable bankruptcy, insolvency or similar law of any other country, or consent to the entry of an order for relief in an involuntary case under any such law or to the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its property, or make an assignment for the benefit of its creditors, or admit in writing its inability to pay its debts generally as they become due, or if a decree or order for relief in respect of the Company shall be entered by a court having jurisdiction in the premises in an involuntary case under the United States bankruptcy laws or any applicable bankruptcy, insolvency or similar law of any other country, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and on account of any such event the Company shall liquidate, dissolve or wind up, or if the Company shall otherwise liquidate, dissolve or wind up, no distribution shall be made
(i) to the holders of shares of Junior Stock unless, prior thereto, the holders of shares of Series A Stock, subject to Section 7, shall have received the Liquidation Preference, plus all accrued and unpaid dividends, to the date of distribution, with respect to each share, or (ii) to the holders of shares of Parity Stock, except distributions made ratably on the Series A Stock and all other Parity Stock in proportion to the total amounts to which the holders of all shares of the Series A Stock and other Parity Stock are entitled upon such liquidation, dissolution or winding up.

     (b) Neither the consolidation or merger of the Company with or into any other Person nor the sale or other distribution to another Person of all or substantially all the assets, property or business of the Company shall be deemed to be a liquidation, dissolution or winding up of the Company for purposes of this Section 6.

     SECTION 7.  CONVERSION.

     (a) Any holder of Series A Stock shall have the right, at its option, at any time and from time to time, to convert, subject to the terms and provisions of this Section 7, any or all of such holder's shares of Series A Stock into such number of fully paid and non-assessable shares of Common Stock as is equal, subject to Section 7(g), to the product of the number of shares of Series A Stock being so converted multiplied by the quotient of (i) Liquidation Preference divided by the (ii) Conversion Price (as defined below) then in effect. The "Conversion Price" shall be $1.20 per share, subject to adjustment as set forth in Section 7(d). Such conversion right shall be exercised by the surrender of the shares of Series A Stock to be converted (the "Shares") to the Company at any time during usual business hours at its principal place of business to be maintained by it, accompanied by written notice that the holder elects to convert such Shares and specifying the name or names (with address) in which a certificate or certificates for shares of Common Stock are to be issued and (if so required by the Company) by a written instrument or instruments of transfer in form reasonably satisfactory to the Company duly executed by the holder or its duly authorized legal representative and transfer tax stamps or funds therefor, if required pursuant to Section 7(k).

     All Shares surrendered for conversion shall be delivered to the Company for cancellation and canceled by it and no Shares shall be issued in lieu thereof.

     (b) As promptly as practicable after the surrender, as herein provided, of any Shares for conversion pursuant to Section 7(a), the Company shall deliver to or upon the written order of the holder of the Shares so surrendered a certificate or certificates representing the number of fully paid and non-assessable shares of Common Stock into which such Shares may be or have been converted in accordance with the provisions of this Section 7. Subject to the following provisions of this Section 7, such conversion shall be deemed to have been made immediately prior to the close of business on the date that such Shares shall have been surrendered in satisfactory form for conversion, and the Person or Persons entitled to receive the Common Stock deliverable upon conversion of such Shares shall be treated for all purposes as having become the record holder or holders of such Common Stock at such appropriate time, and such conversion shall be at the Conversion Price in effect at such time; provided, however, that no surrender shall be effective to constitute the Person or Persons entitled to receive the Common Stock deliverable upon such conversion as the record holder or holders of such Common Stock while the share transfer books of the Company shall be closed (but not for any period in excess of five days), but such surrender shall be effective to constitute the Person or Persons entitled to receive such Common Stock as the record holder or holders thereof for all purposes immediately prior to the close of business on the next preceding day on which such share transfer books are open, and such conversion shall be deemed to have been made at, and shall be made at the Conversion Price in effect at, such time on such next preceding day. If the last day for the exercise of the conversion right shall not be a Business Day, then such conversion right may be exercised on the next preceding Business Day.

     (c) Upon (i) the third anniversary of the Issue Date, each outstanding share of Series A Stock, or (ii) if earlier, the transfer of any shares of Series A Stock by an Initial Holder to any Person other than an Affiliate of such Initial Holder, such shares of Series A Stock, shall automatically, with no further action required to be taken by the Company or the holder thereof, be converted into such number of fully paid and non-assessable shares of Common Stock as is equal to the product of the number of shares of Series A Stock being so converted, multiplied by the quotient of (i) the Liquidation Preference divided by (ii) the Conversion Price then in effect. Immediately thereafter, each holder of Series A Stock subject to such conversion, shall be deemed to be the holder of record of the Common Stock issuable upon conversion of such holder's Series A Stock, notwithstanding that the share register of the Company shall then be closed or that certificates representing such Common Stock shall not then be actually delivered to such Person. Upon notice from the Company, each holder of Series A Stock so converted shall promptly surrender to the Company, at any where the Company shall maintain a transfer agent for its Series A Stock and Common Stock, certificates representing the shares so converted, duly endorsed in blank or accompanied by proper instruments of transfer. On the date of such automatic conversion, all rights with respect to the shares of Series A Stock so converted, including the rights, if any, to receive notices and vote, will terminate, except only the rights of holders thereof to (A) receive certificates for the number of shares of Common Stock into which such shares of Series A Stock have been converted, (B) be paid any declared but unpaid dividends thereon and (C) exercise the rights to which they are entitled as holders of Common Stock.

     (d) The Conversion Price shall be subject to adjustment as follows:

          (i) In case the Company shall at any time or from time to time (A) pay a dividend or make any other distribution (other than a dividend or distribution paid or made to holders of shares of Series A Stock in the manner provided in Section 2) on the outstanding shares of any of its Common Stock in capital stock (which, for purposes of this Section 7(d) shall include, without limitation, any dividends or distributions in the form of options, warrants or other rights to acquire capital stock) of the Company or any Subsidiary or Affiliate thereof, (B) subdivide the outstanding shares of any of its Common Stock into a larger number of shares, (C) combine the outstanding shares of any of its Common Stock into a smaller number of shares, or (D) issue any shares of its capital stock in a reclassification of any of its Common Stock, then, and in each such case, the Conversion Price in effect immediately prior to such event shall be adjusted (and any other appropriate actions shall be taken by the Company) so that the holder of any share of Series A Stock thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock or other securities of the Company that such holder would have owned or would have been entitled to receive upon or by reason of any of the events described above, had such share of Series A Stock been converted immediately prior to the occurrence of such event. An adjustment made pursuant to this Section 7(d)(i) shall become effective retroactively (A) in the case of any such dividend or distribution, to a date immediately following the close of business on the record date for the determination of holders of any of its Common Stock entitled to receive such dividend or distribution or (B) in the case of any such subdivision, combination or reclassification, to the close of business on the day upon which such corporate action becomes effective.

          (ii) In case the Company shall at any time or from time to time distribute to any holder of shares of its Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the resulting or surviving corporation and the Common Stock is not changed or exchanged) cash, evidences of indebtedness of the Company or another issuer, securities of the Company or another issuer or other assets (excluding (A) dividends or distributions paid or made to holders of shares of Series A Stock in the manner provided in Section 2 and (B) dividends payable in shares of Common Stock for which adjustment is made under
     Section 7(d)(i)) or rights or warrants to subscribe for or purchase securities of the Company (excluding those in respect of which adjustments in the Conversion Price is made pursuant to Section 7(d)(i), then, and in each such case, the Conversion Price then in effect shall be adjusted by dividing the Conversion Price in effect immediately prior to the date of such distribution by a fraction (x) the numerator of which shall be the Current Market Price of the Common Stock on the record date referred to below and (y) the denominator of which shall be such Current Market Price of the Common Stock less the then fair market value (as determined in good faith by the Board of Directors of the Company, in the case of any such distribution other than a distribution of cash, based on an opinion of a nationally recognized investment banking firm unaffiliated with either the Company or the holders of the Series A Stock, chosen by the Company (which shall bear the expense thereof) and reasonably acceptable to a majority of the holders of the Series A Stock, a certified resolution with respect to which shall be mailed to the holders of the Series A Stock) of the portion of the cash, evidences of indebtedness, securities or other assets so distributed or of such subscription rights or warrants applicable to one share of Common Stock (but such denominator not to be less than one); provided, however, that no adjustment shall be made with respect to any distribution of rights to purchase securities of the Company if the holder of shares of Series A Stock would otherwise be entitled to receive such rights upon conversion at any time of shares of Series A Stock into Common Stock unless such rights are subsequently redeemed by the Company, in which case such redemption shall be treated for purposes of this Section 7(d)(ii) as a dividend on the Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective retroactively to a date immediately following the close of business on the record date for the determination of stockholders entitled to receive such distribution.

          (iii) In case the Company at any time or from time to time shall take any action affecting its Common Stock which could have a dilutive effect on the number of shares of Common Stock that may be issued upon conversion of the Series A Stock, other than an action described in any of Section 7(d)(i), 7(d)(ii) or Section 7(h), or an action which would have the same dilutive effect on the Series A Stock as on the Common Stock, then, and in each such case, the Conversion Price shall be adjusted in such manner and at such time as the Board of Directors of the Company in good faith determines to be equitable in the circumstances (such determination to be evidenced in a resolution, a certified copy of which shall be mailed to the holders of the Series A Stock).

          (iv) In the event that any convertible or exchangeable securities, options, warrants or other rights, the issuance of which shall have given rise to an adjustment pursuant to this Section 7(d) ("Convertible

     Securities"), shall have expired or terminated without the exercise thereof and/or if there shall have been an increase, with the passage of time or otherwise, in the price payable upon the exercise or conversion thereof or a decrease in the number of shares of Common Stock issuable upon the exercise or conversion thereof, then the Conversion Price hereunder shall be readjusted (but to no greater extent then originally adjusted) on the basis of (A) eliminating from the computation of the Conversion Price as of the time of the issuance of the Convertible Securities any shares of Common Stock corresponding to such Convertible Securities as shall have expired or terminated, (B) treating the additional shares of Common Stock, if any, actually issued or issuable pursuant to the previous exercise of such Convertible Securities as having been issued for the consideration actually received and receivable therefor and (C) treating any of such Convertible Securities which remain outstanding as being subject to exercise or conversion on the basis of such exercise or conversion price as shall be in effect at such time.

     (e) If the Company shall take a record of the holders of any of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, and shall thereafter and before the distribution to stockholders thereof legally abandon its plan to pay or deliver such dividend or distribution, then thereafter no adjustment in the Conversion Price then in effect shall be required by reason of the taking of such record.

     (f) Upon any increase or decrease in the Conversion Price, then, and in each such case, the Company promptly shall deliver to each registered holder of Series A Stock at least ten Business Days prior to effecting any of the foregoing transactions a certificate, signed by the President or a Vice-President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Company, setting forth in reasonable detail the event requiring the adjustment and the method by which such adjustment was calculated and specifying the increased or decreased Conversion Price then in effect following such adjustment.

     (g) No fractional shares or scrip representing fractional shares shall be issued upon the conversion of any shares of Series A Stock. If more than one share of Series A Stock shall be surrendered for conversion at one time by the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of the shares of Series A Stock so surrendered. If the conversion of any share or shares of Series A Stock results in a fraction, an amount equal to such fraction multiplied by the Current Market Price of the Common Stock on the Business Day preceding the day of conversion shall be paid to such holder in cash by the Company.

     (h) In case of any capital reorganization or reclassification or other change of outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value), or in case of any consolidation or merger of the Company with or into another Person (other than a consolidation or merger in which the Company is the resulting or surviving Person and which does not result in any reclassification or change of outstanding Common Stock), or in case of any sale or other disposition to another Person of all or substantially all of the assets of the Company (any of the foregoing, a "Transaction"), the Company, or such successor or purchasing Person, as the case may be, shall execute and deliver to each holder of Series A Stock at least ten Business Days prior to effecting any of the foregoing Transactions a certificate that the holder of each share of Series A Stock then outstanding shall have the right thereafter to convert such share of Series A Stock into the kind and amount of shares of stock or other securities (of the Company or another issuer) or property or cash receivable upon such Transaction by a holder of the number of shares of Common Stock into which such share of Series A Stock could have been converted immediately prior to such Transaction. Such certificate shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section
7. If, in the case of any such Transaction, the stock, other securities, cash or property receivable thereupon by a holder of Common Stock includes shares of stock or other securities of a Person other than the successor or purchasing Person and other than the Company, which controls or is controlled by the successor or purchasing Person or which, in connection with such Transaction, issues stock, securities, other property or cash to holders of Common Stock, then such certificate also shall be executed by such Person, and such Person shall, in such certificate, specifically acknowledge the obligations of such successor or purchasing Person and acknowledge its obligations to issue such stock, securities, other property or cash to the holders of Series A Stock upon conversion of the shares of Series A Stock as provided above. The provisions of this Section 7(h) and any equivalent thereof in any such certificate similarly shall apply to successive Transactions.

     (i) In case at any time or from time to time:

          (A) the Company shall declare a dividend (or any other distribution) on its Common Stock;

          (B) the Company shall authorize the granting to the holders of its Common Stock of rights or warrants to subscribe for or purchase any shares of stock of any class or of any other rights or warrants;

          (C) there shall be any reclassification of the Common Stock; or

          (D) there shall be an Extraordinary Event; then the Company shall mail to each holder of shares of Series A Stock at such holder's address as it appears on the transfer books of the Company, as promptly as possible but in any event at least ten days prior to the applicable date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution or rights or warrants or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution or rights are to be determined, or (y) the date on which such reclassification or Extraordinary Event is expected to become effective; provided that in the case of any event to which Section 7(h) applies, the Company shall give at least ten days' prior written notice as aforesaid. Such notice also shall specify the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their Common Stock for shares of stock or other securities or property or cash deliverable upon such reclassification or Extraordinary Event.

     (j) The Company shall at all times reserve and keep available for issuance upon the conversion of the Series A Stock, such number of its authorized but unissued shares of Common Stock as will from time to time be sufficient to permit the conversion of all outstanding shares of Series A Stock, and shall take all action required to increase the authorized number of shares of Common Stock if at any time there shall be insufficient authorized but unissued shares of Common Stock to permit such reservation or to permit the conversion of all outstanding shares of Series A Stock.

     (k) The issuance or delivery of certificates for Common Stock upon the conversion of shares of Series A Stock shall be made without charge to the converting holder of shares of Series A Stock for such certificates or for any tax in respect of the issuance or delivery of such certificates or the securities represented thereby, and such certificates shall be issued or delivered in the respective names of, or in such names as may be directed by, the holders of the shares of Series A Stock converted; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificate in a name other than that of the holder of the shares of Series A Stock converted, and the Company shall not be required to issue or deliver such certificate unless or until the Person or Persons requesting the issuance or delivery thereof shall have paid to the Company the amount of such tax or shall have established to the reasonable satisfaction of the Company that such tax has been paid.

     SECTION 8.  CERTAIN REMEDIES.

     Any registered holder of Series A Stock shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Certificate of Amendment and to enforce specifically the terms and provisions of this Certificate of Amendment in any court of the United States or any state thereof having jurisdiction, this being in addition to any other remedy to which such holder may be entitled at law or equity.

     SECTION 9.  DEFINITIONS.

     For the purposes of this Certificate of Designations, Rights and Preferences, the following terms shall have the meanings indicated:

          "AFFILIATE" shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

          "BUSINESS DAY" shall mean any day other than a Saturday, Sunday or other day on which commercial banks in the City of New York are authorized or required by law or executive order to close.

          "COMMON STOCK" of the Company shall mean the Common Stock, no par value, and any other common stock of the Company issued from time to time.

          "CONVERSION PRICE" shall have the meaning given it in Section 7 hereof.

          "CURRENT MARKET PRICE" per share shall mean, on any date specified herein for the determination thereof, (a) the average daily Market Price of the Common Stock for those days during the period of 30 days, ending on such date, on which the national securities exchanges were open for trading, and (b) if the Common Stock is not then listed or admitted to trading on any national securities exchange or quoted in the over-counter market, the Market Price on such date.

          "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder.

          "EXTRAORDINARY EVENT" means (i) the voluntary or involuntary liquidation, dissolution or winding up of the Company, (ii) the voluntary sale, conveyance, exchange or transfer to another Person of all or substantially all of the assets of the Company and its Subsidiaries or
     (iii) the merger or consolidation of the Company with one or more other Persons.

          "FAIR MARKET VALUE" shall mean the amount which a willing buyer, under no compulsion to buy, would pay a willing seller, under no compulsion to sell, in an arm's-length transaction.

          "INITIAL HOLDER" shall mean Commercial Electronics Capital Partnership, L.P. and Commercial Electronics, L.L.C. or any other Person to whom shares of Series A Stock are issued pursuant to and in accordance with the terms of the Securities Purchase Agreement.

          "ISSUE DATE" shall mean the first date on which shares of Series A Stock are issued.

          "JUNIOR STOCK" shall mean any capital stock of the Company ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Stock.

          "LIQUIDATION PREFERENCE" with respect to a share of Series A Stock shall mean $3.00.

          "MARKET PRICE" shall mean, per share of Common Stock, on any date specified herein: (a) the closing price per share of the Common Stock on such date published in such date is published in The Wall Street Journal, the average of the closing bid and asked prices on such date, as officially reported on the principal national securities exchange on which the Common Stock is then listed or admitted to trading; or (b) if the Common Stock is not then listed or admitted to trading on any national securities exchange but is designated as a national market system security by the NASD, the last trading price of the Common Stock on such date; or (c) if there shall have been no trading on such date or if the Common Stock is not so designated, the average of the reported closing bid and asked prices of the Common Stock, on such date as shown by NASDAQ and reported by any member firm of the New York Stock Exchange selected by the Company; or (d) if none of (a), (b) or (c) is applicable, the Fair Market Value per share determined in good faith by the Board of Directors of the Company based on an opinion of a nationally recognized investment banking firm unaffiliated with either the Company or the holders of the Series A Stock, chosen by the Company (who shall bear the expense thereof) and acceptable to the holders of at least a majority in interest of the Series A Stock.

          "NASD" shall mean the National Association of Securities Dealers, Inc.

          "NASDAQ" shall mean the National Market System of the National Association of Securities Dealers, Inc. Automated Quotations System.

          "PARITY STOCK" shall mean any capital stock of the Company, including the Series A Stock, ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Stock.

          "PERSON" shall mean any individual, firm, corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

          "SECURITIES PURCHASE AGREEMENT" shall mean the Securities Purchase
     Agreement, dated as of January   , 1999, by and between the Company,
     Commercial Electronics Capital Partnership, L.P. and Commercial Electronics, L.L.C., as the same may be amended from time to time.

          "SENIOR STOCK" shall mean any capital stock of the Company ranking senior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Stock.

          "SUBSIDIARY" of any Person shall mean any corporation or other entity of which a majority of the voting power of the voting equity securities or equity interest, or rights to profits, is owned, directly or indirectly, by such Person.

     IN WITNESS WHEREOF, said corporation has caused this Certificate to be
signed by                , its                , this                day of June,
1999.

                                          E-SYNC NETWORKS, INC.

                                          By:

                                            ------------------------------------
                                              [title]

                                                                       Exhibit E

                                    BY-LAWS

                                       OF

                             E-SYNC NETWORKS, INC.
                            (A DELAWARE CORPORATION)

                                   ARTICLE I

                           IDENTIFICATION AND OFFICES

     SECTION 1.  NAME.  The name of the Corporation is E-Sync Networks, Inc.

     SECTION 2. SEAL. Upon the seal of the Corporation shall appear the name of the Corporation and the state and year of incorporation, and the words "Corporate Seal."

     SECTION 3. OTHER OFFICES. The Corporation shall maintain a registered office in the State of Delaware. The Corporation may have an office or offices at such other place or places, within or without the State of Delaware, as the Board of Directors may from time to time determine or as the activities of the Corporation may require.

                                   ARTICLE II

                             STOCKHOLDERS' MEETINGS

     SECTION 1. PLACE OF MEETINGS. Meetings of the stockholders of the Corporation shall be held at the principal office of the Corporation, or at such other place within or without the State of Delaware as may be fixed by the Board of Directors and stated in the notice of meeting or in a duly executed waiver of notice thereof.

     SECTION 2. ANNUAL MEETING. An annual meeting of the stockholders for the election of directors and the transaction of such other business as may properly come before the meeting shall be held each year on such date in the first six months of the Corporation's fiscal year as shall be designated by the Board of Directors, or in the absence of such designation, on the first Tuesday of the seventh month of the fiscal year, if not a legal holiday, and if a legal holiday, then on the next succeeding business day, or on such other date as shall be fixed by the Board of Directors.

     SECTION 3. SPECIAL MEETING. Special meetings of the stockholders may be called by the Board of Directors, the Chairman or the President, or as otherwise provided by law.

     SECTION 4. NOTICE. A notice in writing, of each meeting of stockholders, stating the place, day and hour of the meeting, shall be given as required by law.

     SECTION 5. CONSENT. Any action which, under any provision of the General Corporation Law of the State of Delaware, may be taken at a meeting of stockholders, may be taken without a meeting if consent in writing, setting forth the action so taken or to be taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting, or by their duly authorized attorneys, and filed with the Secretary of the Corporation as part of the corporate records. Prompt notice of the taking of any such action shall be given to those stockholders who did not consent in writing.

     SECTION 6. QUORUM. Except as otherwise specifically provided by these By-laws, the Corporation's Certificate of Incorporation or by applicable law, at any meeting of the stockholders the holders of a majority of the shares entitled to vote, present in person or represented by proxy, shall constitute a quorum. The affirmative vote, at a meeting of stockholders duly held and at which a quorum is present, of a majority of the voting power of the shares represented at such meeting which are entitled to vote on the subject matter shall be the act of the stockholders, except with respect to the election of directors or as is otherwise specially provided by a By-law, by the Certificate of Incorporation or by law. Directors shall be elected by a plurality of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. The holders of a majority of the voting power of the shares entitled to vote represented at a meeting may adjourn such meeting from time to time.

     SECTION 7. VOTING. Except as otherwise provided by law or the certificate of incorporation and subject to the provisions of Section 2 of Article V of these by-laws, each outstanding share of common stock shall be entitled to one vote on each matter submitted to a vote at a meeting of stockholders.

     SECTION 8. PROXIES. Every person entitled to vote or execute consents, waivers or releases in respect of shares of stock may do so in person or by one or more agents authorized by a written dated proxy executed by him. A photographic or similar reproduction of a proxy or a telegram, cablegram, wireless or similar transmission of a proxy sent by such person is a sufficient writing. No proxy shall be valid after eleven months from its date of execution unless it specifies the length of time for which it is to continue in force or limits its use to a particular meeting not yet held.

     SECTION 9. WAVIER OF NOTICE. Notice of any stockholders meeting may be waived, in writing, by any shareholder, either before or after the time stated therein and, if any shareholder entitled to vote is present at a stockholders meeting and does not protest, prior to or at the commencement of the meeting, the lack of receipt of proper notice, such shareholder shall be deemed to have waived notice of such meeting.

     SECTION 10. ADVANCE NOTICE OF STOCKHOLDER'S PROPOSALS. At any annual or special meeting of stockholders, proposals by stockholders shall be considered only if advance notice thereof has been timely given as provided herein. Notice of any proposal to be presented by any stockholder at any meeting of stockholders shall be given to the Secretary of the Corporation not less than 60 nor more than 90 days prior to the date of the meeting; provided, however, that if the date of the meeting is first publicly announced or disclosed less than 70 days prior to the date of the meeting, such notice shall be given not more than ten days after such date is first so announced or disclosed. No additional public announcement or disclosure of the date of any annual meeting of stockholders need be made if the Corporation shall have previously disclosed, in these by-laws or otherwise, that the annual meeting in each year is to be held on a determinable date, unless and until the Board determines to hold the meeting on a different date. Any stockholder who gives notice of any such proposal shall deliver therewith the text of the proposal to be presented and a brief written statement of the reasons why such stockholder favors the proposal and setting forth such stockholder's name and address, the class and number of all shares of each class of stock of the Corporation beneficially owned by such stockholder and any material interest of such stockholder in the proposal (other than as a stockholder). The Chairman of the meeting shall, if the facts warrant, determine and declare whether such notice has not been duly given and if he should so determine he shall so declare to the meeting and direct that the proposal not be considered.

     SECTION 11. ADVANCE NOTICE OF STOCKHOLDER'S NOMINEES. Only persons who are nominated in accordance with the procedures set forth in this Section 11 shall be eligible for election as directors. Nominations of persons for election to the Board of Directors of the Corporation may be made at a meeting of stockholders by or at the direction of the Board of Directors or by any stockholder of the Corporation entitled to vote for the election of Directors at the meeting who complies with the notice procedures set forth in this Section
11. Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Corporation. To be timely, a stockholder's notice shall be delivered to or mailed and received at the principal executive offices of the Corporation not less than 60 days nor more than 90 days prior to the meeting; provided, however, that in the event that less than 70 days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close a business on the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. Such stockholder's notice shall set forth (a) as to each person who the stockholder proposes to nominate for election or reelection as a director, (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of the Corporation which are beneficially owned by such person, and (iv) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including without limitation such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and (b) as to the stockholder giving the notice (i) the name and address, as they appear in the Corporation's books, of such stockholder and (ii) the class and number of shares of the Corporation which are beneficially owned by such stockholder. At the request of the Board of Directors any person nominated by the Board of Directors for election as a director shall furnish to the Secretary of the Corporation that information required to be set forth in the stockholder's notice of nomination which pertains to the nominee. No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedure set forth in this Section 11. The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting the nomination was not made in accordance with procedures described by the By-Laws, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

                                  ARTICLE III

                                   DIRECTORS

     SECTION 1. POWERS, NUMBER AND TERM. The property, business and affairs of this Corporation shall be controlled, managed and conducted by a Board of Directors of not less than three nor more than eleven directors, who shall hold office until the next annual meeting and until their successors shall be elected and shall have qualified. The number of directors within such maximum and minimum shall be the number fixed by resolution of the stockholders or directors, or in the absence thereof, shall be the number of directors elected at the preceding annual meeting of stockholders plus the number, if any, elected since such meeting to fill a vacancy created by an increase in the size of the Board. The number of directors fixed as aforesaid may from time to time be increased or decreased in the same manner; provided, however, that no reduction in the number of directorships shall remove any director in office or shorten his term. Directors need not be residents of the State of Delaware or stockholders of the Corporation.

     SECTION 2. QUORUM. At all meetings of the Board of Directors, the presence of a majority of the directors shall be required to constitute a quorum, but in the absence of a quorum a lessor number may adjourn any meeting from time to time until a quorum is present. The act of a majority of the directors present at a meeting at which a quorum is present at the time of the act shall be the act of the Board of Directors, unless the act of a greater number is required by law or by these By-laws. A director may participate at a meeting of the Board of Directors by means of a conference telephone or similar communications equipment, provided such equipment enables all directors at a meeting to hear one another.

     SECTION 3. MEETINGS. Regular or special meetings of the Board of Directors may be held within or without the State of Delaware. Meetings of the Board of Directors may be called at any time by the Chairman or the President, and it shall be the duty of the President to call such meetings whenever requested in writing so to do by a majority of the Board of Directors. A regular meeting of the Board of Directors may be held without call immediately after and at the same place as the annual meeting of the stockholders or any special meeting of the stockholders at which a Board of Directors is elected. The Board of Directors may fix fees of directors, including reasonable allowance for expenses actually incurred in connection with their duties.

     SECTION 4. NOTICE AND PURPOSE OF MEETING. At least two days' written or oral notice shall be given of all such meetings to every member of the Board of Directors. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting unless required by these by laws. Said notice may be waived by a written waiver signed by all of the directors who receive no such notice of meeting. Attendance by a director at a meeting, without protesting, prior to or at the commencement of the meeting, the lack of proper notice, shall be deemed to be a waiver by such director of notice of such meeting.

     SECTION 5. CONSENT. If all the directors (or all members of a committee thereof) severally or collectively consent in writing to any action to be taken by the Corporation, such action shall be as valid corporate action as though it had been authorized at a meeting of the Board of Directors (or such committee). The Secretary shall file such consent with the minutes of the meetings of the Board of Directors.

     SECTION 6. VACANCIES. If a vacancy is created by an increase in the number of directorships, it shall be filled for the unexpired term by the concurring vote of directors holding a majority of the number of directorships of the Board of Directors immediately prior to the vote of the increase. Subject to the provisions of any applicable By-laws adopted by stockholders, any other vacancy may be filled for the unexpired term by the concurring vote of a majority of the remaining directors in office, though such remaining directors are less than a quorum, though the number of directors at the meeting is less than a quorum and though such majority is less than a quorum.

     SECTION 7. COMMITTEES. The Board of Directors, by resolution adopted by the affirmative vote of directors holding a majority of the directorships at a meeting at which a quorum is present, may designate two or more directors to constitute an Executive or other committee or committees, which committees shall have such powers of the Board of Directors in the management of the property and affairs of the Corporation as shall be provided in such resolutions, except, however, the power to declare dividends, to issue stock, or to recommend to stockholders any action requiring stockholders' approval. A majority of the members of any such committee shall fix the time and place of its meetings and shall determine its action, unless the Board of Directors shall provide otherwise. Each committee shall keep minutes of its proceedings and shall report the same to the Board of Directors as and when required.

                                   ARTICLE IV

                                    OFFICERS

     SECTION 1. GENERAL. A president, a secretary and when deemed necessary by the Board of Directors, a Chairman of the Board of Directors, a chief executive officer, a chief operating officer, one or more vice presidents, a treasurer and such other officers shall be elected by the Board of Directors to hold office until their respective successors are duly elected and qualified or until their earlier death or resignation or removal in the manner hereinafter provided. Any two or more offices may be held by the same person. In all cases where the duties of any officer, agent or employee are not expressly prescribed by these by-laws or by the Board of Directors, such officer, agent or employee shall obey the orders and instructions of the President.

     SECTION 2. CHAIRMAN. The Chairman shall, when present, preside at all meetings of the stockholders and Board of Directors and shall have such additional powers and shall perform such further duties and have such other responsibilities (including, without limitation, those of the Chief Executive Officer), as may from time to time be assigned or delegated to him by the Board of Directors or the Executive Committee.

     SECTION 3. PRESIDENT. The President shall have general direction of the operations of the Corporation, subject to the control of the Board of Directors, the Executive Committee and (if applicable) the Chief Executive Officer of the Corporation. He shall, in the absence of the Chairman, preside at all meetings of the stockholders and the Board of Directors and shall have such additional powers and shall perform such further duties and have such other responsibilities as may from time to time be assigned or delegated to him by the Board of Directors, the Executive Committee and/or (if applicable) the Chief Executive Officer of the Corporation. He shall also have authority, unless otherwise directed by the Board of Directors, to attend in person or by substitute appointed by him, or to execute on behalf of the Corporation written instruments appointing a proxy or proxies to represent the Corporation at all meetings of the stockholders of any corporation in which the Corporation shall hold any stock, and, at all such meetings and otherwise, may vote the stock so held by the Corporation and may execute written consents and other instruments with respect to such stock and may exercise any and all rights and powers incident to the ownership thereof, subject, however, to the instructions, if any, of the Board of Directors, the Executive Committee and the Chief Executive Officer.

     SECTION 4. CHIEF EXECUTIVE OFFICER. The Board of Directors may designate either the Chairman or the President as the Chief Executive Officer of the Corporation. The Chief Executive Officer shall have direct charge of the business and affairs of the Corporation, subject to the control of the Board of Directors and the Executive Committee.

     SECTION 5. CHIEF OPERATING OFFICER. The Chief Operating Officer, if elected, shall have such responsibilities as shall be given by the Board of Directors, the Executive Committee and the Chief Executive Officer (if any).

     SECTION 6. VICE PRESIDENTS. Vice Presidents, when elected, shall have such powers and perform such duties as the President or the Board may from time to time assign and shall perform such other duties as may be prescribed by these By-laws. At the request of the President, or in case of his absence or inability to act, any Vice President so appointed shall perform the duties of the President and, when so acting, shall have all the powers of, and be subject to all the restrictions upon, the President.

     SECTION 7. SECRETARY. The Secretary shall have charge of the seal of the Corporation and of the stock ledger and transfer books. He shall attend all meetings of stockholders and shall record all proceedings of such meetings in a book or books which shall be the property of the Corporation. Except as otherwise provided in these By-laws, he shall give or cause to be given notice of all meetings of the Board of Directors and stockholders and shall perform such other duties as are incident to the office of Secretary or as are assigned by the Board of Directors.

     SECTION 8. ASSISTANT SECRETARY. If one shall be elected, the Assistant Secretary shall have such powers and perform such duties as the President, Secretary or the Board may from time to time assign and shall perform such other duties as may be prescribed by these By-laws. At the request of the Secretary, or in case of his absence or inability to act, the Assistant Secretary shall perform the duties of the Secretary and, when so acting, shall have all the powers of, and be subject to all the restrictions upon, the Secretary.

     SECTION 9. TREASURER. If one shall be elected, the Treasurer shall keep correct and complete records of accounting showing accurately at all times the financial condition of the Corporation. The Treasurer shall also act as legal custodian of all moneys, notes, securities, and other valuables that may from time to time come into the possession of the Corporation, and shall promptly deposit all funds of the Corporation coming into his hands in the bank or other depository designated by the Board of Directors and shall keep this bank account in the name of the Corporation. Whenever requested by the Board of Directors, the Treasurer shall furnish a statement of the financial condition of the Corporation and shall perform such other duties as the By-laws may provide and the Board of Directors may assign.

     SECTION 10. ASSISTANT TREASURER. If one shall be elected, the Assistant Treasurer shall have such powers and perform such duties as the President, Treasurer or Board may from time to time assign and shall perform such other duties as may be prescribed by these By-laws. At the request of the Treasurer, or in case of his absence or inability to act, the Assistant Treasurer shall perform the duties of the Treasurer and, when so acting, shall have all the powers of, and be subject to all the restrictions upon, the Treasurer.

     SECTION 11. OTHER OFFICERS. Such other officers as are appointed shall exercise such duties and have such powers as the Board of Directors may assign.

     SECTION 12. TRANSFER OF AUTHORITY. In case of the absence of any officer of the Corporation or for any other reason that the Board of Directors may deem sufficient, the Board of Directors may transfer the powers or duties of that officer to any other officer or to any director or employee of the Corporation, provided that a majority of the entire Board of Directors approves.

     SECTION 13. RESIGNATION AND REMOVAL. Any officer may resign or be removed at any time. An officer who intends to resign shall give written notice to the Board of Directors in care of the President or the Secretary. Removal of an officer, with or without cause, may be effected by the Board of Directors.

     SECTION 14. VACANCIES. A vacancy occurring in any office may be filled for the unexpired portion of the term of office by the Board of Directors.

                                   ARTICLE V

                                     STOCK

     SECTION 1. CERTIFICATES, FORM AND TRANSFERS. Each stockholder, upon payment in full for his stock, shall be entitled to a certificate certifying the number of shares owned by him in the Corporation. Such certificates may be under seal, or facsimile seal, of the Corporation and shall be signed by the President or Vice President and by the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer except that such signature may be facsimile. If any officer who has signed or whose facsimile signature has been used on any such certificate ceases to serve the Corporation as an officer in the capacity as to which his signature was so used before such certificate has been delivered by the Corporation, the certificate may, nevertheless, be adopted by the Corporation and be issued and delivered as though such officer has not ceased to hold such office.

     Each certificate representing shares shall set forth upon the face thereof as at the time of the issue: (1) the name of the Corporation; (2) a statement that the Corporation is organized under the laws of the State of Delaware; (3) the name of the person to whom issued; (4) the number, class and designation of series, if any, of shares which such certificate represents; and (5) the par value of each share represented by such certificate or a statement that the shares are without par value.

     Transfers of shares of the stock of the Corporation shall be made only on the books of the Corporation by assignment in writing by the registered holder thereof, by his legal representatives, or by his attorney thereunto authorized by power of attorney duly executed and filed with the Secretary of the Corporation, or with its transfer agent, if any, and on surrender of the certificate or certificates for such shares and the payment of all taxes thereon. The Corporation and its transfer agents and registrars, if any, shall be entitled to treat the holder of record of any share or shares of stock as the absolute owner thereof for all purposes except as otherwise expressly provided by the laws of the State of Delaware. The Board may, from time to time, make such additional rules and regulations as it may deem expedient, not inconsistent with these by-laws, concerning the issue, transfer, and registration of certificates for shares of stock of the Corporation.

     SECTION 2. CONSIDERATION AND PAYMENT. The capital stock may be issued for such consideration as may be fixed from time to time by the Board of Directors in accordance with applicable law.

     SECTION 3. CLOSING OF TRANSFER BOOKS AND RECORD DATES. For the purpose of determining the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment or any dividend, or for any other proper purpose, the Board of Directors may provide that the stock transfer books shall be closed for a stated period but such period shall not exceed, in any case, seventy days. If the stock transfer books are closed for the purpose of determining stockholders entitled to notice of or to vote at a meeting of stockholders, such books shall be closed for at least ten full days immediately preceding the date of such meeting. In lieu of closing the stock transfer books, the Board of Directors by resolution may fix a date as the record date for any such determination of stockholders, such date in any case to be not earlier than the date such action is taken by the Board of Directors and not more than seventy days, and, in case of a meeting of stockholders, no less than ten full days, immediately preceding the date of which the particular event, requiring such determination of stockholders, is to occur.

     When a determination of stockholders entitled to vote at any meeting of stockholders has been made as provided in this section, such determination shall apply to any adjournment thereof.

     SECTION 4. LOST, STOLEN OR DESTROYED CERTIFICATES. No certificate for shares of stock in the Corporation shall be issued in place of any certificate alleged to have been lost, destroyed or stolen, except on receipt of an affidavit as to such loss, destruction or theft and on delivery to the Corporation, if the Board of Directors shall so require, of a bond or indemnity in such amount, upon such terms and secured by such surety, as the Board of Directors may in its discretion require.

                                   ARTICLE VI

                             DIVIDENDS AND RESERVES

     SECTION 1. DIVIDENDS. Subject to any limitations or conditions contained in the Certificate of Incorporation, dividends may be declared by a resolution duly adopted by the Board of Directors and may be paid in cash, property or in shares of the capital stock of the Corporation.

     SECTION 2. RESERVES. Before payment of any dividend, the Board of Directors may set aside out of any funds available for dividends such sum or sums as the Board, in its absolute discretion, may determine as a reserve or reserves to meet contingencies, to equalize dividends, to repair or maintain property or to serve other purposes conducive to the interests of the Corporation.

                                  ARTICLE VII

                                   AMENDMENTS

     Except as otherwise provided by law, the certificate of incorporation or these By-laws, these By-laws may be altered, amended or repealed by the affirmative vote of the holders of a majority of the voting power of the shares entitled to vote thereon or by the affirmative vote of directors holding a majority of the directorships. Any notice of a meeting of stockholders or the Board of Directors at which these By-laws are to be adopted, amended or repealed shall include notice of such proposed action. No provision of these By-laws prescribing the vote required to amend these by-laws or any thereof shall be amended by a lesser vote. Any By-law adopted by the stockholders, if it shall so state, may not be altered, amended or repealed by the directors. This Article VII may not be altered, amended or repealed by the directors.

                                  ARTICLE VIII

                                  FISCAL YEAR

     SECTION 1. The fiscal year of the Corporation shall be determined by resolution of the Board of Directors.

                                                                       Exhibit F

                  WILTEK, INC.'S 1999 LONG-TERM INCENTIVE PLAN

     SECTION 1. PURPOSES. The purposes of Wiltek, Inc.'s 1999 Long-Term Incentive Plan, as amended (the "Plan") are to encourage selected key employees and consultants, and the directors, of Wiltek, Inc. (the "Company") and its Affiliates (as hereinafter defined) to acquire a proprietary and vested interest in the growth and performance of the Company and to generate an increased incentive to contribute to the Company's future success and prosperity, thereby enhancing the value of the Company for the benefit of stockholders and the ability of the Company to attract and retain individuals of exceptional talent.

     SECTION 2. DEFINITIONS. As used in the Plan, the following terms shall have the meanings set forth below:

     (a) "AFFILIATE" of a specified person shall mean a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person specified.

     (b) "AWARD" shall mean any Option, Stock Appreciation Right, Limited Stock Appreciation Right, Restricted Stock Award, Performance Share or any other right, interest, or option granted pursuant to the provisions of the Plan.

     (c) "AWARD AGREEMENT" shall mean any written agreement, contract, or other instrument or document evidencing any Award granted hereunder and signed by both the Company and the Participant or by both the Company and a Non-Employee Director.

     (d)  "BOARD" shall mean the Board of Directors of the Company.

     (e) "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time, including the rules, regulations, and interpretations promulgated thereunder.

     (f) "COMMITTEE" shall mean the Compensation Committee of the Board, composed of not less than two directors each of whom is a Non-Employee Director.

     (g)  "COMPANY" shall mean Wiltek, Inc.

     (h) "CONSULTANT" shall mean any consultant of the Company or any Affiliate.

     (i)   "DIVIDEND EQUIVALENT" shall mean any right granted pursuant to
           Section 14(i) hereof to receive an equivalent amount of interest or dividends with respect to the number of shares covered by an Award.

     (j) "EMPLOYEE" shall mean any salaried employee of the Company or of any Affiliate.

     (k) "FAIR MARKET VALUE" shall mean, with respect to any property, the market value of such property determined by such methods or procedures as shall be established from time to time by the Committee.

     (l) "INCENTIVE STOCK OPTION" shall mean an Option granted under Section 6 hereof that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

     (m) "LIMITED STOCK APPRECIATION RIGHT" shall mean a Stock Appreciation Right that can only be exercised in the event of a change in control, according to the definition and provisions of Section 8 of the Plan.

     (n) "NON-EMPLOYEE DIRECTOR" shall mean a person described in both (i) Rule 16b-3(b)(3) promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor definition adopted by the Securities and Exchange Commission, and (ii) Treasury Regulation Section 1.162-27(e)(3)(i), or any successor provision, adopted by the Department of the Treasury.

     (o) "NON-QUALIFIED STOCK OPTION" shall mean an Option granted to a Participant under Section 6 hereof that is not intended to be an Incentive Stock Option.

     (p) "OPTION" shall mean any right granted to a Participant under the Plan allowing such Participant to purchase Shares at such price or prices and during such period or periods as the Committee shall determine.

     (q) "PARTICIPANT" shall mean an Employee or Consultant who is selected by the Committee to receive an Award under the Plan.

     (r) "PAYMENT VALUE" shall mean the dollar amount assigned to a Performance Share which shall be equal to the Fair Market Value per Share on the close of business on the last day of a Performance Cycle.

     (s) "PERSON" shall include, without limitation, any individual, corporation, partnership, limited liability company, association, joint-stock company, trust, unincorporated organization, or government or political subdivision thereof.

     (t) "PERFORMANCE CYCLE" or "CYCLE" shall mean the period of time selected by the Committee during which the performance is measured for the purpose of determining the extent to which an award of Performance Shares has been earned.

     (u) "PERFORMANCE GOALS" shall mean the objectives established by the Committee for a Performance Cycle, for the purpose of determining the extent to which Performance Shares which have been contingently awarded for such Cycle are earned.

     (v) "PERFORMANCE SHARE" shall mean an Award granted pursuant to Section 10 hereof which shall represent the right, subject to the terms set forth in Section 10 hereof, to either one Share or the Payment Value in cash of one Share.

     (w) "RESTRICTED STOCK" shall mean any Share issued with the restriction that the holder may not sell, transfer, pledge, or assign such Share and with such other restrictions as the Committee, in its sole discretion, may impose (including, without limitation, any restriction on the right to vote such Share, and the right to receive any cash dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

     (x)  "RESTRICTED STOCK AWARD" shall mean an award of Restricted Stock under
          Section 9 hereof.

     (y) "SHARES" shall mean shares of the common stock of the Company, no par value per share, and such other securities of the Company as the Committee may from time to time determine.

     (z) "STOCK APPRECIATION RIGHT" shall mean any right granted to a Participant pursuant to Section 7 hereof to receive, upon exercise by the Participant, the excess of (i) the Fair Market Value of one Share on the date of exercise or, if the Committee shall so determine in the case of any such right other than one related to any Incentive Stock Option, at any time during a specified period before the date of exercise over (ii) the grant price of the right as specified by the Committee, in its sole discretion, on the date of grant, which shall not be less than the Fair Market Value of one Share on such date. Any payment by the Company in respect of such right may be made in cash, Shares, other property, or any combination thereof, as the Committee, in its sole discretion, shall determine.

     (aa) "STOCKHOLDER MEETING" shall mean the annual meeting of stockholders of the Company held each year.

     SECTION 3. ADMINISTRATION. The Plan shall be administered by the Committee, or in the absence of a designated Committee, by the Board, in which case the term "Committee" shall, for purposes of the Plan, be deemed to refer to the Board . The Committee shall have full power and authority, subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board, to: (i) select the Employees and Consultants of the Company to whom Awards may from time to time be granted hereunder; (ii) determine the type or types of Award to be granted to each Participant hereunder; (iii) determine the number of Shares to be covered by each Award granted hereunder; provided, however, that Shares subject to any form of award granted to any individual employee during any calendar year shall not exceed a total of 180,000 Shares; (iv) determine the terms and conditions, not inconsistent with the provisions of the Plan, of any Award granted hereunder; (v) determine whether, to what extent and under what circumstances Awards may be settled in cash, Shares or other property or canceled or suspended; (vi) determine whether, to what extent and under what circumstances cash, Shares and other property and other amounts payable with respect to an Award under this Plan shall be deferred either automatically or at the election of the Participant; (vii) interpret and administer the Plan and any instrument or agreement entered into under the Plan; (viii) establish such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan. Decisions of the Committee shall be final, conclusive and binding upon all persons, including the Company, any Participant, any stockholder, and any Employee of the Company or of any Affiliate. Notwithstanding the above, the Committee shall not have discretion with respect to any Shares granted to Non-Employee Directors pursuant to Section 11 hereof. A majority of the members of the Committee may determine its actions and fix the time and place of its meetings.

     SECTION 4.  SHARES SUBJECT TO THE PLAN.

     (a) Subject to adjustment as provided in Section 4(b), the total number of Shares available for grant under the Plan shall be 750,000 Shares. In addition, any Shares issued by the Company through the assumption or substitution of outstanding grants from an acquired company shall not reduce the shares available for grants under the Plan. Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued shares or treasury shares. If any Shares subject to any Award granted hereunder are forfeited or such Award otherwise terminates without the issuance of such Shares or of other consideration in lieu of such Shares, the Shares subject to such Award, to the extent of any such forfeiture or termination, shall again be available for grant under the Plan.

     (b) In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, or other change in corporate structure affecting the Shares, such adjustment shall be made in the type and aggregate number of Shares which may be delivered under the Plan or such other securities to be delivered in place thereof, and in the number of Shares subject to outstanding Options granted under the Plan, and in the value or number of Shares subject to Awards granted under the Plan as may be determined to be appropriate by the Committee, in its sole discretion, provided that the number of Shares subject to any Award shall always be a whole number, and provided further, that the number of Shares granted to Non-Employee Directors pursuant to Section 11 hereof and the number of Shares subject in the future to be granted pursuant to
Section 11 hereof shall be subject to adjustment only as set forth in Section
11.

     SECTION 5. ELIGIBILITY. Any Employee and/or Consultant (excluding any member of the Committee) shall be eligible to be selected as a Participant. All Non-Employee Directors shall automatically be eligible to receive Awards pursuant to Section 11.

     SECTION 6. STOCK OPTIONS. Options may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan. Options granted under the Plan shall be, in the discretion of the Committee, either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to Employees. Any Option granted to a Participant under the Plan shall be evidenced by an Award Agreement in such form as the Committee may from time to time approve. Any such Option shall be subject to the following terms and conditions and to such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall deem desirable:

     (a) OPTION PRICE. The purchase price per Share purchasable under an Option shall be determined by the Committee in its sole discretion; provided that such purchase price in the case of Incentive Stock Options shall not be less than the Fair Market Value of the Share on the date of the grant of the Option; provided further that the purchase price per Share for an Incentive Stock Option granted to an Employee who, at the time of grant, owns stock having more than 10 percent of the total combined voting power of all classes of stock of the Company (a "Ten Percent Stockholder"), shall not be less than 110 percent of the Fair Market
       Value on the date of grant, all as determined by the Committee.

     (b) OPTION PERIOD. The term of each Option shall be fixed by the Committee in its sole discretion; provided that no Incentive Stock Option shall be exercisable after the expiration of ten years from the date the Option is granted; provided further that no Incentive Stock Option granted to an Employee who is a Ten Percent Stockholder shall be exercisable after the expiration of five years from the date the Option is granted.

     (c) EXERCISABILITY. Options shall be exercisable at such time or times as determined by the Committee at or subsequent to grant.

     (d) METHOD OF EXERCISE. Subject to the other provisions of the Plan and any applicable Award Agreement, any Option may be exercised by the Participant in whole or in part at any time or times, and the Participant may make payment of the option price in such form or forms, including, without limitation, payment by delivery of cash, Shares or other consideration, or through an arrangement with a broker in which the Participant delivers to the Company an irrevocable notice of exercise accompanied by the broker's payment in full and an irrevocable instruction to the Company to deliver the Shares issuable upon exercise to the broker for the Participant's account.

     (e) INCENTIVE STOCK OPTIONS. In accordance with rules and procedures established by the Committee, the aggregate Fair Market Value (determined as of the time of grant) of the Shares with respect to which Incentive Stock Options held by any Participant which are exercisable for the first time by such Participant during any calendar year under the Plan (and under any other benefit plans of the Company or subsidiary of the Company) shall not exceed $100,000 or, if different, the maximum limitation in effect at the time of grant under
         Section 422 of the Code, or any successor provision, and any regulations promulgated thereunder. The terms of any Incentive Stock Option granted hereunder shall comply in all respects with the provisions of Section 422 of the Code, or any successor provision, and any regulations promulgated thereunder.

     SECTION 7. STOCK APPRECIATION RIGHTS. Stock Appreciation Rights may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan and may, but need not, relate to a specific Option granted under Section 6. The provisions of Stock Appreciation Rights need not be the same with respect to each recipient. Any Stock Appreciation Right related to a Non-qualified Stock Option may be granted at the same time such Option is granted or at any time thereafter before exercise or expiration of such Option. Any Stock Appreciation Right related to an Incentive Stock Option must be granted at the same time such Option is granted. In the case of any Stock Appreciation Right related to any Option, the Stock Appreciation Right or applicable portion thereof shall terminate and no longer be exercisable upon the termination or exercise of the related Option, except that a Stock Appreciation Right granted with respect to less than the full number of Shares covered by a related Option shall not be reduced until the exercise or termination of the related Option exceeds the number of shares not covered by the Stock Appreciation Right. Any Option related to any Stock Appreciation Right shall no longer be exercisable to the extent the related Stock Appreciation Right has been exercised. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it shall deem appropriate.

     SECTION 8. LIMITED STOCK APPRECIATION RIGHTS. Limited Stock Appreciation Rights may be granted hereunder to Participants in relation to any Option or Stock Appreciation Right granted under the Plan. A Limited Stock Appreciation Right may be granted at the time the Option or Stock Appreciation Right is granted or at any time thereafter. Limited Stock Appreciation Rights are exercisable in full for a period of seven months following the date of a Change in Control as defined in Section 12(b).

     (a) AMOUNT OF PAYMENT. The amount of payment to which a Participant shall be entitled upon the exercise of each Limited Stock Appreciation Right shall be equal to the difference between the

         Option price of the Shares covered by the related Option or Stock Appreciation Right and the Market Price of such Shares. Market Price is defined to be the greater of (i) the highest price of the Shares paid in connection with a Change in Control and (ii) (a) if the Shares are traded on an exchange, the highest closing trade price per Share on such exchange during the 60-day period prior to the Change in Control, and (b) if the Shares are not traded on an exchange, but are traded over-the-counter, the average of the highest daily closing bid and ask price per Share during the 60-day period prior to the Change in Control, in either case as reasonably determined by the Committee.

     (b) FORM OF PAYMENT. Payments to Participants upon the exercise of Limited Stock Appreciation Rights shall be made solely in cash.

     (c) EFFECT OF EXERCISE. If Limited Stock Appreciation Rights are exercised, the Options and Stock Appreciation Rights related to them cease to be exercisable. Upon the exercise or termination of the Options or Stock Appreciation Rights, the related unexercised Limited Stock Appreciation Rights terminate.

     SECTION 9.  RESTRICTED STOCK.

     (a) ISSUANCE. Restricted Stock Awards may be issued hereunder to Participants, for no cash consideration or such consideration as may be determined by the Committee to be appropriate, either alone or in addition to other Awards granted under the Plan. The provisions of Restricted Stock Awards need not be the same with respect to each recipient.

     (b) REGISTRATION. Any Restricted Stock issued hereunder may be evidenced in such manner as the Committee in its sole discretion shall deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of shares of Restricted Stock awarded under the Plan, such certificate shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award.

     (c) FORFEITURE. Except as otherwise determined by the Committee at the time of grant, upon termination of employment for any reason during the restriction period specified in connection with such award, all shares of Restricted Stock still subject to restriction shall be forfeited by the Participant and reacquired by the Company; provided that in the event of a Participant's retirement, permanent disability or death, or in cases of special circumstances, the Committee may, in its sole discretion, when it finds that a waiver would be in the best interests of the Company, waive in whole or in part any or all remaining restrictions with respect to such Participant's shares of Restricted Stock. Unrestricted Shares, evidenced in such manner as the Committee shall deem appropriate, shall be issued to the grantee promptly after the period of forfeiture upon satisfaction of all requirements under the applicable Restricted Stock Award, as determined or modified by the Committee.

     SECTION 10.  PERFORMANCE SHARES.

     (a) ISSUANCE. Performance Shares may be issued hereunder to Participants either alone or in addition to other Awards granted under the Plan. The terms of Performance Shares need not be the same with respect to each recipient. Performance Shares shall entitle the recipient thereof to convert same into Shares, cash, or a combination thereof, as determined by the Committee, based upon satisfaction of pre-determined performance targets or goals. The Committee shall have sole and complete authority to determine the Employees who shall receive Performance Shares and the number of such Shares for each Performance Cycle, and to determine the duration of each Performance Cycle. There may be more than one Performance Cycle in existence at any one time, and the duration of Performance Cycles may differ from each other.

     (b) PERFORMANCE GOALS. The Committee shall establish Performance Goals for each Cycle based on any one or more of the following, or any other factor the Committee deems to be relevant: the operating earnings, net earnings, return on equity, income, market share, stockholder return, combined ratio, level of expenses or growth in revenue. During any Cycle, the Committee may adjust the Performance Goals for such

Cycle as it deems equitable in recognition of unusual or non-recurring events affecting the Company, changes in applicable tax laws or accounting principles, or such other factors as the Committee may determine; provided, however, that no such adjustment shall be applicable to the extent such adjustment would result in a disallowance of a tax deduction pursuant to Section 162(m) of the Code.

     (c) DETERMINATION OF EARNED PERFORMANCE SHARES. As soon as practicable after the end of a Performance Cycle, the Committee shall determine the number of Performance Shares which have been earned on the basis of performance in relation to the established Performance Goals.

     (d) PAYMENT VALUES. As soon as practicable after the expiration of the Performance Cycle and the Committee's determination under paragraph (c), above, the Committee shall determine whether the Participant should be distributed cash and/or Shares. To the extent that distributions are made in cash, the amount of cash distributed shall be equal to the number of earned Performance Shares for which cash is being distributed, times the Payment Value. Award payments made in cash rather than by the issuance of Shares shall not result in additional Shares being available under the Plan. To the extent that distributions are made in Shares, the number of Shares distributed shall be equal to the number of earned Performance Shares for which Shares are being distributed.

     SECTION 11.  NON-EMPLOYEE DIRECTORS' STOCK GRANTS.

     (a) GRANT OF OPTIONS. Each Non-Employee Director in office on the date of the approval of this Plan by the Company's Board of Directors, and each Person who thereafter becomes a Non-Employee Director, on the date they become a Non-Employee Director, shall receive a Non-qualified Stock Option to purchase 20,000 Shares of the Company's Common Stock (as constituted on the date hereof) at a price equal to the fair market value of such a Share (determined pursuant to the following sentence) on such date, exercisable after the first anniversary of the date of grant thereof and through the tenth anniversary of the date of grant thereof. For purposes of the foregoing, the fair market value of a Share shall be the last reported trading price on the last trading day before the date such Non-Employee Director becomes entitled to receive the Options (or, if there were no trades on such date, the average of the bid and asked prices per Share on such date).

     (b) VESTING AND FORFEITURE. All Options granted to Non-Employee Directors pursuant to this Section 11 shall be "restricted" and subject to forfeiture until such Shares vest on the first anniversary of the date of grant. Prior to vesting, such Options shall be subject to forfeiture upon the voluntary resignation of such Non-Employee Director, but excluding voluntary resignations within one year of a Change of Control (as defined below). For purposes of this
Section 11, "Change of Control" shall mean (i) any merger or consolidation or other corporate reorganization of the Company in which the Company is not the surviving entity; or (ii) any sale of all or substantially all of the Company's assets, in either a single transaction or a series of transactions; or (iii) a liquidation of all or substantially all of the Company's assets; or (iv) if there is a change within one twelve-month period of a majority of the directors constituting the Company's Board of Directors at the beginning of such twelve-month period; or (v) if a single person or entity, or a related group of persons or entities, at any time subsequent to the date of grant acquires beneficial ownership of 25% or more of the Company's outstanding voting securities; unless, with respect to clause (iv), the change of directors is approved by the Board of Directors as constituted prior to such change and no event described in clause (v) has occurred.

     (c) ADJUSTMENT OF AWARD. In case there shall be a merger, reorganization, consolidation, recapitalization, stock dividend or other change in corporate structure such that the Shares of the Company are changed into or become exchangeable for a different security, thereafter the Options subject to be granted to Non-Employee Directors pursuant to the provisions of this Section 11 shall be adjusted accordingly.

     SECTION 12.  CHANGE IN CONTROL.

     (a) In order to maintain the Participants' rights in the event of any Change in Control of the Company, as hereinafter defined, the Committee, as constituted before such Change in Control, may, in its sole discretion, as to any Award (except Options granted pursuant to Section 11), either at the time an Award is made hereunder or any time thereafter, take any one or more of the following actions: (i) provide for the acceleration of any time periods relating to the exercise or realization of any such Award so that such Award may be exercised or realized in full on or before a date fixed by the Committee;
(ii) provide for the purchase of any such Award, upon the Participant's request, for an amount of cash equal to the amount that could have been attained upon the exercise of such Award or realization of the Participant's rights had such Award been currently exercisable or payable; or (iii) make such adjustment to any such Award then outstanding as the Committee deems appropriate to reflect such Change in Control. In addition, the Committee, upon receiving approval of a majority of the full Board, may, in its discretion, cause any Award outstanding at such time to be assumed, or new rights substituted therefor, by the acquiring or surviving corporation after such Change in Control. The Committee may, in its discretion, include such further provisions and limitations in any agreement documenting such Awards as it may deem equitable and in the best interests of the Company.

     (b) A "Change in Control" shall be deemed to have occurred if, subsequent to the date of adoption of the Plan by the Company's stockholders (i) any Person other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company, and other than the Company or a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities; or (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board and any new Director (other than a Director designated by a person who has entered into an agreement with the Company to effect a transaction described in (i) above) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds ( 2/3) of the Directors then still in office who either were Directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof.

     SECTION 13. AMENDMENTS AND TERMINATION. The Committee may amend, alter or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made that would impair the rights of a Participant under an Award theretofore granted, without the Participant's consent, or that without the approval of the Company's stockholders as required by applicable law would:

     (a) except as is provided in Section 4(b) or 11(d) of the Plan, increase the total number of Shares reserved for the purposes of the Plan;

     (b) change the Employees or class of Employees eligible to participate in the Plan; or

     (c) change in any way the Shares provided for in Section 11 of the Plan.

The Committee may amend the terms of any Award theretofore granted (except Options granted pursuant to Section 11 hereof), prospectively or retroactively, but no such amendment shall impair the rights of any Participant without his consent. The Committee may also substitute new Awards for Awards previously granted to Participants, including without limitation previously granted Options having Fair Market Value or higher option prices.

     SECTION 14.  GENERAL PROVISIONS.

     (a) At the sole discretion of the Committee at the time of grant, Awards may be assignable or transferable by a Participant or a Non-Employee Director; provided that no Award shall be assignable or transferable unless the exercise of such Award and subsequent sale may be covered by a Registration Statement on Form S-8.

     (b) The term of each Award shall be for such period of months or years from the date of its grant as may be determined by the Committee; provided that in no event shall the term of any Incentive Stock Option, or any Stock Appreciation Right related to any Incentive Stock Option, exceed a period of ten (10) years from the date of its grant; provided further that in no event shall the term of any Incentive Stock Option, or any Stock Appreciation Right related to any Incentive Stock Option granted to a Ten Percent Stockholder exceed a period of five (5) years from the date of its grant.

     (c) Nothing in this Plan shall confer upon any Employee or Participant any right to continue in the employ of the Company or any Affiliate or interfere in any way with the right of any Company or any Affiliate to terminate his or her employment at any time. No Employee or Participant shall have any claim to be granted any Award under the Plan and there is no obligation for uniformity of treatment of Employees or Participants under the Plan.

     (d) The prospective recipient of any Award under the Plan shall not, with respect to such Award, be deemed to have become a Participant, or to have any rights with respect to such Award, until and unless such recipient shall have executed an Award Agreement or other instrument evidencing the Award and delivered a fully executed copy thereof to the Company, and otherwise complied with the then applicable terms and conditions.

     (e) Subject to Section 13 hereof, the Committee shall be authorized to make adjustments in performance award standards or in the terms and conditions of other Awards in recognition of unusual or nonrecurring events affecting the Company or its financial statements or changes in applicable laws, regulations or accounting principles. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry it into effect. In the event the Company shall assume outstanding employee benefit awards or the right or obligation to make future such awards in connection with the acquisition of another corporation or business entity, the Committee may, in its discretion, make such adjustments in the terms of Awards under the Plan as it shall deem appropriate. Notwithstanding the above, the Committee shall not have the right to make any adjustments in the terms or conditions of Shares granted pursuant to
Section 11 hereof.

     (f) The Committee shall have full power and authority to determine any other type and form of Award beyond those enumerated above to grant a Participant for the furtherance of the purposes of the Plan.

     (g) The Committee shall have full power and authority to determine whether, to what extent and under what circumstances any Award (other than Options granted pursuant to Section 11 hereof) shall be canceled or suspended. In particular, but without limitation, all outstanding Awards to any Participant shall be canceled if the Participant, without the consent of the Committee, while employed by the Company or after termination of such employment, becomes associated with, employed by, renders services to, or owns any interest in (other than any nonsubstantial interest, as determined by the Committee), any business that is in competition with the Company or with any business in which the Company has a substantial interest as determined by the Committee.

     (h) All certificates for Shares delivered under the Plan pursuant to any Award shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Shares are then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

     (i) Subject to the provisions of this Plan and any Award Agreement, the recipient of an Award may, if so determined by the Committee, be entitled to receive, currently or on a deferred basis, interest or dividends, or interest or Dividend Equivalents, with respect to the number of Shares covered by the Award, as determined by the Committee, in its sole discretion, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested.

     (j) As circumstances may from time to time require, the Committee may in its sole discretion make available to Participants loans for the purpose of exercising Options.

     (k) The Company shall be authorized to withhold from any Award granted or payment due under the Plan the amount of withholding taxes due with respect to an Award or payment hereunder and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes. The Company shall also be authorized to accept the delivery of shares by a Participant in payment for the withholding of federal, state and local taxes (but not for social security and Medicare taxes) up to the Participant's marginal tax rate.

     (l) Nothing contained in this Plan shall prevent the Board of Directors from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

     (m) The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Connecticut and applicable Federal law.

     (n) If any provision of this Plan is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan, it shall be stricken and the remainder of the Plan shall remain in full force and effect.

                                                              PRELIMINARY COPIES
PROXY

                                  WILTEK, INC.
               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

   The undersigned hereby appoints DAVID S. TEITLELMAN and JOHN C. MAXWELL, III, or either of them, the proxy or proxies of the undersigned with full power of substitution and revocation, to vote and act in his name, place and stead at the
Annual meeting of Shareholders to be held at             New York, New York, on
Thursday, July 15, 1999 at 10:00 a.m., and at any adjournments thereof, with such powers as the undersigned would have if he were present thereat.

   UNLESS MARKED TO THE CONTRARY, THE PROXIES SHALL BE DEEMED TO HAVE AUTHORITY TO VOTE "FOR" PROPOSAL 1.

ELECTION OF DIRECTORS (mark only one box)

NOMINEES: Peter J. Boni, Nathan Gantcher, Stephen D. Grubbs, John C. Maxwell, III, and David S. Teitelman

         [ ]  FOR all nominees listed above

         [ ]  AUTHORITY WITHHELD as to all nominees

         [ ]  FOR, except vote withheld as to the following nominee(s):
                                                         ------------------------------------------------------------------------

   UNLESS MARKED TO THE CONTRARY, THE PROXIES SHALL BE DEEMED TO HAVE AUTHORITY TO VOTE "FOR" PROPOSAL 2.

         [ ]  FOR Proposal 2                                         [ ]

         [ ]  AUTHORITY WITHHELD

   UNLESS MARKED TO THE CONTRARY, THE PROXIES SHALL BE DEEMED TO HAVE AUTHORITY TO VOTE "FOR" PROPOSAL 3, AND SHALL VOTE UPON ANY OTHER MATTER IN ACCORDANCE WITH THEIR DISCRETION.

         [ ]  FOR Proposal 3                                         [ ]

         [ ]  AUTHORITY WITHHELD

   IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

    The shares represented hereby will be voted as directed by this Proxy. If no direction is made, the Proxies will vote such shares FOR the election of all nominees for director listed under Proposal 1, FOR the Reincorporation described in Proposal 2, and FOR the 1999 Long-Term Incentive Plan described in Proposal 3, and such Proxies will vote in accordance with their discretion on such other matters as may properly come before the meeting.

                                   ---------------------------------------------
                                   Signature of Shareholder

                                   ---------------------------------------------
                                   Signature if held jointly

                                   Dated: __________, 1999

                                   Please sign exactly as name appears hereon.
                                   When shares are held by joint tenants, both should sign. Executors, administrators, trustees and other fiduciaries should so indicate when signing. If a corporation, please sign in full corporate name by president, or other authorized officer. If a partnership, please sign in partnership name by authorized person. This proxy may be mailed, postage-free, in the enclosed envelope.